Exhibit 10.18

PREMIER PURCHASING PARTNERS, L.P.

GROUP PURCHASING AGREEMENT - SOFTWARE LICENSE/APPLICATION SERVICE PROVIDERS

COVER SHEET

 CONTRACT NUMBER: PP-IT-111

1.	The “Parties” to this Group Purchasing Agreement are:
	Premier Purchasing Partners, L.P.	American Doctors Online, LLC
	(“Purchasing Partners”)		(“Licensor”)
	13034 Ballantyne Corporate Place	200 Mill Road, Suite 350 A
	Charlotte, NC 28277	Fairhaven, MA 02719
	Attention: Senior Vice President, Group Purchasing	Attention:	Brian G. Lane, CEO
	704.357.0022	508.742.2740	(Phone)	508.999.3533	(Fax)
Contract Mgr/Director: Josh Hedrick
2.	Product Category:	Telehealth Solutions
3.	Effective Date:	June 1, 2013
4.	Expiration Date:	April 30, 2016
5.	Term of Agreement (months):	35		(Section 1.0)
6.	Guaranteed Delivery Time Period (days)	90 days
7.	Purchasing Partners Administrative Fee:	3%		(Section 10.1)
8.	Large Order Dollar Threshold:	Not Applicable		(Section 7.1.3)
9.	Administrative Fee Payment Frequency:	Monthly		(Sections 9.3, 10.2)
10.	Early Payment Discount:	2% discount if paid within 30 days		(Section 6.2.3)

This Group Purchasing Agreement (the “Agreement”) is comprised of the following documents and is entered into by the Parties as of the Effective Date set forth in Item 3 above:

i.	This Standard Terms and Conditions Cover Sheet (“Cover Sheet”);
ii.	The attached Purchasing Partners Standard Terms and Conditions (“Standard Terms and

Conditions”);

iii.	The attached HIPAA Addendum (if applicable); and
iv.	The following attached exhibits:

Exhibit A-1: Product Pricing Terms

Exhibit A-2: Participating Member Designation Form (if applicable) Exhibit A-3: Product Descriptions and Pricing

Exhibit B: Membership Roster Access Instructions Exhibit B-1: Dual Membership Notice Instructions Exhibit C: Authorized Resellers - Intentionally Omitted Exhibit D: Reporting Formats Access Instructions Exhibit E: Payment Instructions

Exhibit F: Minority, Woman-Owned and Small Businesses Policy

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PREMIER PURCHASING PARTNERS, L.P.

STANDARD TERMS AND CONDITIONS

GROUP PURCHASING AGREEMENT - SOFTWARE LICENSE/APPLICATION SERVICE PROVIDERS

Licensor:	American Doctors Online, LLC	Contract Number:	PP-IT-111

IN WITNESS WHEREOF AND INTENDING TO BE BOUND HEREBY, each Party has caused this Agreement to be executed by its respective duly authorized representative as set forth below.

PREMIER PURCHASING PARTNERS, L.P.		LICENSOR: American Doctors Online, LLC
By: PREMIER PLANS, LLC, its General Partner

By:	/s/ John H. Biggers, Jr.	By:	/s/ Brian G. Lane

Name:	John H. Biggers, Jr.	Name:	Brian G. Lane

Title:	Senior Vice President, Group Purchasing	Title:	CEO
Date:		Date:
	May 23, 2013		May 23, 2013
By:
/s/ Robert L. Stewart

Name:	Robert L. Stewart
Title:	Vice President, Strategic Sourcing
Date:	May 23, 2013

PREMIER PURCHASING PARTNERS, L.P.

STANDARD TERMS AND CONDITIONS

GROUP PURCHASING AGREEMENT - SOFTWARE LICENSE/APPLICATION SERVICE PROVIDERS

Licensor:	American Doctors Online, LLC	Contract Number:	PP-IT-111

WHEREAS, Purchasing Partners is an affiliate of Premier, Inc. (“Premier”), an alliance of hospitals and health care organizations;

WHEREAS, Premier’s core objective is to improve the health of communities;

WHEREAS, such core objective as well as the objective of

2.1 Structure. This Agreement is composed exclusively of the materials referenced on the Cover Sheet, and this Agreement supplements each Member Agreement that is entered into by Licensor with a Participating Member concerning that Participating Member’s order and purchase of specific Products from Licensor (as Member Agreement, Participating Member and Products are defined in Section 10.1, Article 3.0 and Section 2.3, respectively, below).

helping to assure that patients receive safe and efficacious care can be accomplished, in part, by achieving economies of scale and innovations through group strategies and shared resources;

WHEREAS, group purchasing is a fundamental way Premier alliance members cooperate to reduce the costs of providing their services;

WHEREAS, as part of its commitment to help Premier alliance members reduce the cost of providing services, Premier is committed to price transparency in the provision of products and services to Premier members;

WHEREAS, Premier’s group purchasing program is operated by Purchasing Partners;

WHEREAS, Licensor is a developer and supplier of software and services (more particularly described as “Products” in Section 2.3 below) which it has agreed to provide to Purchasing Partners and to Participating Members in accordance with the terms of this Agreement.

WHEREAS, Licensor has offered to provide products and services consistent with the terms of this Agreement;

WHEREAS, Purchasing Partners has a Group Purchasing Code of Conduct (“Code”) and is committed to complying with the Code as part of its obligations under this Agreement.

WHEREAS, by entering into this Agreement with Licensor it is Purchasing Partners’ expectation that Licensor, in its dealings with Purchasing Partners under this Agreement, will respect Purchasing Partners’ commitment to comply with the Code.

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and sufficient consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto agree as follows:

1.0 TERM OF AGREEMENT. This Agreement will remain in effect for the term set forth in Item 5 of the Cover Sheet (“Term”), unless terminated earlier pursuant to Section 13.1 below. One or more Member Agreement(s) (as defined in Section 10.1 of this Agreement) entered into prior to the expiration or earlier termination of this Agreement shall continue for the term designated therein, and the termination or earlier expiration of such Member Agreement shall not affect the Term of the Agreement.

2.0 STRUCTURE OF AGREEMENT, ORDERING AND PRODUCTS COVERED.

2.2 Ordering. Participating Members shall order Products through individual Member Agreements. In the event of contrary or inconsistent terms and conditions between the Member Agreement and this Agreement, this Agreement shall control.

2.3 Products Covered. The term “Products” includes (a) the Licensed Programs (defined in Subsections 2.3.3 A and B below), (b) the Professional Services (defined in Section 2.3.5 below), and (c) the Technical Support Services (defined in Section 2.3.6 below). Professional Services and Technical Support Services are collectively referred to herein as “Services”. Any additions or deletions of Products to or from Exhibit A-3 shall be ineffective unless evidenced by an amendment to this Agreement.

2.3.1 Improvements and Upgrades. Licensor hereby represents and warrants that the technology contained in the Products is the latest technology currently available from Licensor with respect to the Products’ functions and that Licensor may begin marketing improvements to the Products (including without limitation Maintenance Releases and Update Releases) which offer improved effectiveness or functionality (collectively referred to herein as “Improvements”). For the purposes of this section, “Maintenance Releases” shall mean updates to the Product for the purpose of correcting or otherwise resolving one or more confirmed errors. “Update Releases” shall mean minor changes, enhancements, and evolutionary versions to the Product that Licensor elects to make available to its customers. In the event Licensor begins marketing Improvements at any time within (12) twelve months of the sale of any Products hereunder, Licensor shall provide such Improvements free of charge to Participating Members that purchase or have purchased Products under this Agreement during such 12-month period which do not contain the Improvements. Licensor may also offer to Participating Members enhancements to the Products (referred to as “Upgrades”) at the additional and applicable costs set forth on Exhibit A-3. Although Participating Members may elect to obtain such Upgrades by paying the additional and applicable costs, Licensor shall not be obligated to provide Upgrades, in whole or in part, as part of a Maintenance Release or Update Release.

2.3.2 Enhanced Products and Additional Products. Without limiting any other provisions of this Agreement, the term “Product” includes (i) any line extensions or enhancements that Licensor makes to the Products described or listed on Exhibit A-3 (“Enhanced Products”), (ii) any products or services that are described on Exhibit A-3 that are within the Product Category set forth in Item 2 of the Cover Sheet and (iii) any used/refurbished Products. Licensor represents and warrants that Exhibit A-3 lists or describes all products and services that are available for purchase from Licensor within the Product Category. With the exception of any products or services that are expressly excluded from such Product Category by Purchasing Partners, Licensor acknowledges and agrees that all products and services available for purchase from Licensor, at any time during the term of this Agreement, that are not listed or described on Exhibit A-3 but are within such Product Category (the “Additional Products”) shall be considered to be “Products” and are subject to the terms of this Agreement, including,

PREMIER PURCHASING PARTNERS, L.P.

STANDARD TERMS AND CONDITIONS

GROUP PURCHASING AGREEMENT - SOFTWARE LICENSE/APPLICATION SERVICE PROVIDERS

Licensor:	American Doctors Online, LLC	Contract Number:	PP-IT-111

without limitation the pricing terms of Article 7.0 below and the Purchasing Partners Administrative Fee provisions of Article 10.0 below. Licensor shall adjust Participating Member tier level and the Purchasing Partners Administrative Fee to include the volume of Enhanced Products and Additional Products purchased by Participating Members during the term of this Agreement. Any adjustments required by this Section 2.3.2 shall be made retroactive to the Effective Date of this Agreement or the date the Participating Member first purchased the Enhanced Products or Additional Products. Upon written notice by Purchasing Partners, the Enhanced Products and Additional Products will be added to Exhibit A-3.

2.3.3 Licensed Program. Pursuant to the terms and conditions of each Member Agreement entered into by a Participating Member with Licensor, and pursuant to the Standard Terms and Conditions of this Agreement, Licensor grants to Participating Member the license rights applicable to each Product described in the Member Agreement (each a “Licensed Program”), which Licensed Programs and license rights shall be of two types: a software application hosted, deployed and/or managed by the Participating Member “Client Server Software” and the Client Server Software license rights described in subsection A below; and a web-based software application hosted and/or managed by Licensor on behalf of the Participating Member “Online Services” and the Online Services license rights described in Subsection B below:

A. Client Server Software. A nonexclusive, nontransferable, perpetual, worldwide license for Participating Member to use the Client Server Software described in the Member Agreement.

B. Online Services. A nonexclusive, nontransferable, worldwide license for Participating Member to use the web-based Online Services described in the Member Agreement. The Online Services are made available to Participating Member through a system (the “System”) which is composed of (i) all hardware, software and connections, whether owned or licensed by Licensor, required to provide the Online Services, including but not limited to the telecommunications hardware, software and connections necessary to access and use Licensor’s web-based application and (ii) modifications, corrections and updates to the foregoing provided by Licensor to Participating Members as further defined in the Member Agreement for the term set forth in the Member Agreement. The Online Services shall be protected by Participating Member so that they can only be accessed by the authorized users described in the Member Agreement (“Authorized Users”) who have the requisite security access, passwords and user identification credentials (collectively “Access Codes”) to access the System.

2.3.4 Restrictions on Use. Notwithstanding the foregoing, a Licensed Program does not include a right for Participating Member to do the following:

A. Reproduce, Distribute or Display the Licensed Programs to Third Parties. Reproduce, prepare derivative works based upon, distribute, perform, display, make, use, or sell a Licensed Program or its specifications and other documentation (including but not limited to instructions, manuals and user documentation and collectively “Documentation”) except as otherwise provided in this Agreement or in the applicable Member Agreement, except that Participating Member may (i) make a reasonable number of copies for archival or backup purposes and (ii) create computer programs for internal use only, which operate in conjunction with the Licensed Program.

B. Alter Trademarks or Copyright Notices. Alter Licensor’s trademark or copyright notices on a Licensed Program or the Documentation.

C. Allow Use by Anyone Other than Authorized Users. Allow any person or entity, other than Authorized Users, to access or use a Licensed Program.

D. Reverse Engineer or Modify the Source Code. Disassemble, decompile, modify, reverse engineer or otherwise attempt to determine the source code for a Licensed Program (the “Source Code”).

E. Use as Service Bureau or Timeshare. Use a Licensed Program for third-party training, commercial time-sharing, out-sourcing, rental or service bureau use.

F. Transfer the Licensed Programs. Assign sublicense, lease, transfer or rent a Licensed Program and Patent Licensures of Licensor’s patents: US 6,638,218 / US 7,011,629 / US 7,691,059 / US 7,970,633, other than as provided in this Agreement or in the applicable Member Agreement. Notwithstanding the foregoing, a Licensed Program may be transferred to a computer system, other than the original system on which the Licensed Program was installed, provided that such system consists of a platform and operating system which are being supported by Licensor at the time of the transfer, and the Licensed Program is contemporaneously deleted from the prior system. All other transfers require Licensor’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed.

2.3.5 Professional Services.

A. In General. Licensor shall provide to Participating Member the services for installation, implementation, training and education, operational and technical recommendations, analysis, design, custom development and general consultation (“Professional Services”) agreed to by the Participating Member and Licensor in accordance with the terms and conditions of their Member Agreement, or in any subsequent statement of work (a document that describes the deliverables, the project time line, the fees, and the acceptance criteria, hereinafter “Statement of Work”) that is entered into by Participating Member and Licensor, provided that the pricing for the Professional Services is consistent with the pricing, if any, set forth on Exhibit A-3.

B. Change Orders. The Professional Services detailed in a Member Agreement or in a Statement of Work can only be changed by a written change order executed by the Participating Member and Licensor. Should a Participating Member desire a change to the scope of the Professional Services, the Participating Member shall make a request to Licensor for an estimate of the time and expense impact to the underlying project. Licensor shall promptly deliver the estimate, and if the estimate is agreeable to Participating Member, the Participating Member and Licensor shall enter into a modified Statement of Work, a Statement of Work amendment or a Member Agreement amendment which clearly describes the changes to the Professional Services, the deliverables, the time-line for the project plan (if applicable) and the fees and expenses that will be charged in connection therewith.

2.3.6 Technical Support Services. Licensor shall provide to Participating Member the technical support services (“Technical Support Services”) agreed to by the Participating Member and Licensor in accordance with the terms and conditions of their Member Agreement, or in any subsequent document that is entered into by Participating

PREMIER PURCHASING PARTNERS, L.P.

STANDARD TERMS AND CONDITIONS

GROUP PURCHASING AGREEMENT - SOFTWARE LICENSE/APPLICATION SERVICE PROVIDERS

Licensor:	American Doctors Online, LLC	Contract Number:	PP-IT-111

Member and Licensor (a “Technical Support Services Agreement”), provided that the pricing for the Technical Support Services is consistent with the pricing, if any, set forth on Exhibit A-3. Participating Members shall not be obligated to purchase Technical Support Services as a condition of using or accessing Client Server Software, however, Licensor may require that Participating Members purchase Technical Support Services as a condition of receiving Maintenance Releases. Licensor may also require that the latest Maintenance Releases and Update Releases be installed by Participating Member within twelve (12) months of issuance by Licensor as a condition of receiving continued Technical Support Services.

3.0 PARTICIPATING MEMBERS.

Set forth in Exhibit B of this Agreement are instructions for accessing and downloading the list of Purchasing Partner members (“Participating Members”), who shall have the right to purchase Products in accordance with this Agreement. The list of Participating Members (the “Membership Roster”) may be amended by Purchasing Partners from time to time, and Purchasing Partners reserves the right to provide the Membership Roster in other suitable forms. The Parties acknowledge that Participating Members may include entities/facilities located throughout the United States and its territories, including without limitation Puerto Rico, as well as those located in Canada. The Parties also acknowledge that Participating Members may include entities/facilities which are accessing the benefits of this Agreement through participation in the group purchasing programs operated by Purchasing Partners’ affiliate, Provider Select, LLC (“Provider Select”) rather than Purchasing Partners itself. Such entities/facilities shall nonetheless be deemed Participating Members under this Agreement. Licensor shall be responsible for downloading and cross-referencing the current Membership Roster to Licensor’s customer records at least monthly. New Participating Members added to the Membership Roster shall be eligible to participate under this Agreement upon the relevant date set forth in the Membership Roster. Licensor shall stop providing the pricing set forth herein to entities removed from the Membership Roster within thirty (30) days following the applicable date of removal set forth in the Membership Roster.

On a quarterly basis, Licensor shall provide Purchasing Partners with written notice of any Participating Members who are purchasing Products through a group purchasing organization other than Purchasing Partners (such notice is referred to as the “Dual Membership Notice”). The Dual Membership Notice shall be submitted within thirty (30) days of the end of each calendar quarter and shall be in the format and manner described in Exhibit B-1. Licensor shall have no right to challenge or contest its obligation to pay Purchasing Partners Administrative Fee in accordance with Section 10.1 below with respect to any Participating Members which are not listed in the Dual Membership Notice for the applicable quarter.

The form of any agreement between Licensor and a Participating Member any and amendments thereto shall be approved by Purchasing Partners.

Licensor acknowledges that Participating Members include entities that are operated or chartered by, or a subdivision of, a federal, state or local government (a “Public Agency”) and, as a result, the Public Agency may require Licensor’s compliance with certain contract terms or requirements (“Public Agency Terms”) as required by applicable laws. Licensor agrees that it will support Public Agency Terms as a condition to providing Products to the Public Agency as part of this Agreement. Purchasing Partners agrees to use commercially reasonable efforts to assist Licensor with any questions about a Public Agency or Public Agency Terms as part of this Agreement, including obtaining copies of the Public Agency Terms where requested.

4.0 PARTICIPATION REQUIREMENTS. In order to be entitled to the pricing terms (described in Exhibit A-1 hereto), Participating Members shall comply with the participation requirements set forth in Exhibit A-1.

5.0 TERMINATION OF EXISTING CONTRACTS. Any Participating Member desiring to avail itself of the benefits of this Agreement may, at its option and without liability, terminate any existing contract(s) or other arrangement(s) with Licensor for the purpose of participating in the group purchasing arrangement set forth in this Agreement.

6.0 AUTHORIZED RESELLERS, INSTALLATION AND ACCEPTANCE.

6.1 Authorized Resellers. Participating Members may acquire the Products from and through authorized Resellers (“Authorized Resellers”), in which event the Participating Member shall negotiate directly with the Authorized Reseller with respect to payment and other terms and conditions of the acquisition. A list of all current Authorized Resellers is set forth in Exhibit C. Licensor warrants that it shall not make any change or take any action with respect to Purchasing Partners or Authorized Resellers which, if implemented, would materially increase the ultimate delivered price paid by the Participating Member.

6.2 Payment Terms.

6.2.1 Products. Licensor shall invoice Participating Members for fees (and applicable expenses, if any) for the Products as described on Exhibit A-3, and Participating Member shall pay such invoices by the due dates set forth below:

A. Client Server Software Fees. The Licensed Program fees for Client Server Software (the “Client Server Software Fees”) shall be paid by the Participating Member in three installments as follows:

i. Initial Payment. Twenty-five percent (25%) of the total Client Server Software Fees set forth in the Member Agreement shall be due and payable on the effective date of the Member Agreement;

ii. Second Payment. A second installment representing an additional twenty-five percent (25%) of the Client Server Software Fees shall be due and payable sixty (60) days following the date that the Client Server Software is delivered to the Participating Member; and

iii. Final Payment. A final installment representing the remaining fifty percent (50%) of the Client Server Software Fees shall be due and payable sixty (60) days following the Acceptance Date (as defined in Section 6.4 below).

B. Online Services Fees. The Licensed Program fees for Online Services (the “Online Services Fees”) shall be invoiced monthly commencing on the first day of the first month following the Acceptance Date (as defined in Section 6.4 below) and shall continue on the first day of each month through the term of the Member Agreement.

PREMIER PURCHASING PARTNERS, L.P.

STANDARD TERMS AND CONDITIONS

GROUP PURCHASING AGREEMENT - SOFTWARE LICENSE/APPLICATION SERVICE PROVIDERS

Licensor:	American Doctors Online, LLC	Contract Number:	PP-IT-111

The Online Services Fees shall be paid by Participating Member within forty-five (45) days of Participating Member’s receipt of each invoice for same.

C. Professional Services Fees. Licensor will issue invoices for Professional Services fees (“Professional Services Fees”) in accordance with the Statement of Work or Member Agreement, as applicable. Unless otherwise provided in the Statement of Work or Member Agreement, Licensor shall invoice Participating Member in arrears for the Professional Services Fees incurred in connection with work performed on a time and materials basis which shall be calculated at the pricing set forth on Exhibit A-3. For Professional Services performed on a fixed rate basis, Licensor shall invoice Participating Member in accordance with the payment schedule set forth in the Statement of Work or Member Agreement. Unless otherwise provided in the Statement of Work or Member Agreement, payments of all invoices for Professional Services Fees are due within forty-five (45) days following the later of (i) the Participating Member’s acceptance of the deliverables (as defined in the Statement of Work or Member Agreement) or (ii) the Participating Member’s receipt of the invoice.

D. Technical Support Services Fees. Unless otherwise provided in the Member Agreement or Technical Support Services Agreement, as applicable, fees for Technical Support Services for Client Server Software (“Technical Support Services Fees”) shall be calculated on an annual basis and shall be charged to Participating Member at the rate of no more than fifteen percent (15%) of the Client Server Software Fees as set forth on Exhibit A-3. Technical Support Services Fees shall be payable on a monthly basis with one twelfth of the annual Technical Support Services Fees invoiced to Participating Member each month during the term of the applicable Member Agreement or Technical Support Services Agreement and such invoices shall be due and payable within forty-five (45) days of Participating Member’s receipt of the invoice.

E. Hardware fees. The hardware fees shall be paid by the Participating Member in two installments as follows:

i. Initial Payment. Fifty percent (50%) of the total hardware fees set forth in the Member Agreement shall be due and payable on the effective date of the Member Agreement.

ii. Final Payment. A final installment representing the remaining fifty percent (50%) of the hardware fees shall be due and payable (60) days following the Acceptance Date (as defined in Section 6.4 below).

Licensor agrees that Participating Members may pay for the Products and Services using electronic fund transfers, purchase cards and credit cards and that such methods of payment will not increase the cost of Products and Services to Participating Members.

6.2.2 Expenses. No Licensor expenses (“Expenses”) shall be paid under a Member Agreement, Statement of Work or Technical Support Services Agreement unless they are expressly authorized in such document, and are equal to or less than expenses allowed under the Participating Member’s internal expense reimbursement policy. Payments of all invoices for Expenses shall be in accordance with the applicable Member Agreement, Statement of Work or Technical Support Services Agreement.

6.2.3 Discount for Early Payment. If a Participating Member timely pays an invoice described in this Article 6.0 in full by the date when payment is due on such invoice, Participating Member shall receive the discount set forth in Item 10 of the Cover Sheet on the amount of the invoice.

6.2.4 Taxes. Licensor may not directly or indirectly pass through to Participating Members any taxes that are imposed on Licensor, or otherwise adjust the pricing terms of this Agreement in connection with any such taxes, including without limitation the medical device excise tax set forth in Section 4191 of the Internal Revenue Code; provided, however, that, for any Participating Members that are not tax exempt entities, Licensor may separately invoice the Participating Member for any tax that Licensor is required by law to pass through, or collect from, a purchaser of products.

6.3 Installation or Implementation Services.

6.3.1 Installation of Client Server Software. Participating Member shall be responsible for installing the Client Server Software unless Licensor and the applicable Participating Member have agreed otherwise in their Member Agreement, in which event such installation services shall be provided by Licensor as Professional Services.

6.3.2 Implementation of Online Services. If requested by Participating Member, Licensor will provide Professional Services for the Online Services, including implementation tasks required to make the System accessible to Participating Member. Implementation services for the Online Services shall include but shall not be limited to (i) setting the configuration specifications and options available in the Product in accordance with Licensor’s instructions, (ii) creating interfaces to the System, (iii) preparing materials for use of the Online Services by the Participating Member’s Authorized Users, (iv) providing the Participating Member with Licensor’s interface specifications for the requisite interface between Participating Members computer system and the System (the “Interface”) and/or developing the Interface, as agreed

(v) providing a test environment with full function and features of the production environment as requested by Participating Member, (vi) assigning access codes and (vii) providing onsite training by Licensor’s project manager, (collectively “Implementation Services”). Such

Implementation Services must be mutually agreed upon by Licensor and Participating Member and shall be subject to the terms and conditions set forth in the applicable Member Agreement or Statement of Work.

6.4 Acceptance. Participating Member shall have forty-five (45) days from the Go Live Date (the first business day following the date that the Participating Member has verified that each Licensed Program is

(a) operating according to its Documentation and (b) the Licensed Program has been put into productive use. Participating Member will provide a written acceptance or rejection to Licensor within forty-five (45) days of the Go Live Date. If Participating Member accepts the Client Server Software, and/or the System in the case of Online Services, the date of the notice shall be deemed to be the “Acceptance Date”). If Participating Member rejects the Client Server Software, and/or the System in the case of Online Services, Participating Member will notify Licensor in writing with a reasonable description of the reasons for the rejection. Licensor shall at its own cost and expense correct the non-conformities within thirty (30) days following its receipt of the rejection notice. Upon receipt of written notification from Licensor that the defects have been corrected, Participating Member shall have thirty (30) days from receipt of such notification (or such longer time as agreed to by the Participating Member and Licensor) to again test and either accept or reject the Client Server Software and/or the System. Licensor’s failure to correct the non-conformities shall constitute a material breach of the Member Agreement.

PREMIER PURCHASING PARTNERS, L.P.

STANDARD TERMS AND CONDITIONS

GROUP PURCHASING AGREEMENT - SOFTWARE LICENSE/APPLICATION SERVICE PROVIDERS

Licensor:	American Doctors Online, LLC	Contract Number:	PP-IT-111

7.0	PRICING AND PAYMENT TERMS
7.1	Pricing; Discounts.

7.1.1 Exhibit A-3. Product pricing is set forth in Exhibit A-3. Unless otherwise agreed by Licensor and the applicable Participating Member, all discounts provided for in this Agreement (including without limitation large order discounts) shall be calculated off list price. Licensor shall pay the Purchasing Partners Administrative Fee (as defined in Section 10.1 below) on all such sales. Licensor shall refrain from notifying Authorized Resellers of any price change unless and until Licensor notifies Purchasing Partners of such change and Purchasing Partners acknowledges in writing that such change is consistent with the terms of this Agreement.

7.1.2 Price Protection. Throughout the Term of this Agreement, Licensor shall not increase any of the prices set forth in Exhibit A-3.

7.1.3 Large Orders. In the event a single order equals or exceeds the “large order” dollar threshold set forth in Item 8 of the Cover Sheet, Licensor shall grant additional discounts as negotiated between Licensor and applicable Participating Members. Licensor shall provide Purchasing Partners advance notice of any order qualifying for a “large order” discount or incentive.

7.1.4 Trade-ins. Licensor shall also grant trade-in allowances applied to the purchase of the Product(s). The reasonable value of such allowances shall be based on the model, age, condition and volume of trade-in items. Trade-in allowance shall be deducted off the net price (list price less discount).

7.1.5 Special Promotions. Licensor may, on occasion and with Purchasing Partners’ prior consent, offer special promotions. Any such promotion will be offered to all Participating Members and will be limited to the terms and conditions of the specific promotion. All such promotions shall be coordinated by Licensor through Purchasing Partners.

7.2 Competitive Pricing. Subject to applicable law, Licensor represents and warrants that the prices, terms and conditions offered by Licensor to Participating Members through this Agreement shall, at all times, be at least as good as those offered to any other customer which purchases a comparable volume of Products relative to the volume purchased by Participating Members hereunder. Further, Licensor represents and warrants that the prices, terms and conditions offered under this Agreement are proportionally better than the prices, terms and conditions offered to any other customer which purchases a lower volume of Products relative to the volume purchased by Participating Members hereunder. Licensor also agrees to extend any terms or pricing offered to an individual Participating Member to all Participating Members. Notwithstanding any other provision of this Agreement, upon obtaining the prior written consent of Purchasing Partners (which may be withheld in Purchasing Partners’ sole discretion), Licensor may offer special acquisition programs to certain designated Participating Members to meet local market conditions, the terms of which shall be mutually agreed upon by Licensor, Purchasing Partners and such Participating Members.

7.3 New Product Pricing. The Parties agree that pricing for any Products mutually agreed to be purchased under this Agreement in the future will be negotiated at discounts consistent with the discounted prices of Products already covered by this Agreement.

8.0	MARKETING AND SALES SUPPORT.
8.1	Licensor Representatives. Licensor will provide, at no

charge, representatives to call upon and meet with Participating Members on a periodic basis to be mutually agreed upon by Licensor and each Participating Member.

8.2 Product Demonstrations. Upon request, Licensor will promptly conduct demonstrations of the Licensed Programs and/or subscription Services to Participating Members, at no charge (presentations to be made online at no-charge aforementioned).

8.3 User Group Meetings. Licensor will allow Purchasing Partners to appoint two representatives to participate in Licensor User Group Meetings/ADOL Strategic Operations/PDRx Clinical Advisory Committees (“User Group Representatives”), and the User

Group/Advisory Committee Representatives shall receive at least sixty (60) days prior written notice of User Group/Advisory Committee Meetings, and shall be entitled to attend such meetings at no expense, apart from travel and lodging.

9.0 DATA SUBMISSION AND TESTING, SALES DOCUMENTATION AND ADMINISTRATIVE FEE REPORTING.

9.1 Data Submissions and Testing. Licensor agrees

to participate in data formatting and submission compliance testing (“Compliance Testing”) within fifteen (15) days after the Effective Date of this Agreement and agrees to successfully pass such Compliance Testing within thirty (30) days after the Effective Date of this Agreement. The reporting requirements for the reports in this Article 9.0 and the Compliance Testing process are described in Premier’s Electronic Reporting Formats (“PERF Guide”) located on Purchasing Partner’s web site. All data submissions by Licensor to Purchasing Partners must follow the file format described in the PERF Guide. Instructions for accessing such reporting information on Purchasing Partner’s web-site are set forth in Exhibit D. Purchasing Partners shall have the right to update the PERF Guide, as well as Exhibit D from time to time upon notice to Licensor. Upon request by Purchasing Partners, Licensor agrees to participate in additional Compliance Testing as reporting requirements are modified, but not more frequently than once in every twelve (12) month period. Within forty-five (45) days of each request, Licensor shall successfully pass the Compliance Testing.

9.2  Product Pricing Information (Sales Catalogs). Licensor will provide Product pricing information to Purchasing Partners, including pricing information for Member Agreements, according to the reporting requirements specified in the PERF Guide. Purchasing Partners shall have the right to disclose all such pricing information to Participating Members.

9.3  Sales Documentation and Administrative Fee Reporting. Licensor shall provide Purchasing Partners with monthly reports of (a) all Products purchased by and delivered to each Participating Member, including Products purchased pursuant to any Member Agreement (as defined below in Section 10.1), during each calendar month of the Term and (b) the Purchasing Partners Administrative Fee generated by each Participating Member during each calendar month of the Term. Participating Members will be identified by Global Location Number (“GLN”). The GOP ID number as noted in the Membership Roster, DEA number or HIN number may also be provided. Licensor shall provide Purchasing Partners such reports no later than forty-five (45) days after the last day of the applicable calendar month.

PREMIER PURCHASING PARTNERS, L.P.

STANDARD TERMS AND CONDITIONS

GROUP PURCHASING AGREEMENT - SOFTWARE LICENSE/APPLICATION SERVICE PROVIDERS

Licensor:	American Doctors Online, LLC	Contract Number:	PP-IT-111

Licensor shall use commercially reasonable efforts to begin using the GTIN identification numbers from the Effective Date. Further, Licensor warrants that when requested by Purchasing Partners it will participate in Compliance Testing to demonstrate that its data submissions conform to the GLN and GTIN requirements of the PERF Guide.

9.4 Participating Members’ EDI Transaction Sets. Licensor shall use best efforts to accommodate the requests of Participating Members with respect to Licensor’s use of Electronic Data Interchange ANSI X.12 Transaction Sets including ,without limitation, Transaction Sets 810 (invoice), 820 (payment order/remittance advice), 832 (price/sales catalog), 850 (purchase order), 855 (purchase order acknowledgment), 856 (ship notice/manifest), 844 (product transfer account adjustment), and 849 (response to product transfer account adjustment [or charge back or rebate]).

9.5 Supplier Quality Information. Licensor shall comply with Purchasing Partners’ requests for information and on-site surveys consistent with Purchasing Partners’ review during the sourcing process. Licensor shall also comply with requests by Purchasing Partners or Participating Members for information necessary to assure the quality of Products.

9.6 Discount and Rebate Reports. Licensor will provide Purchasing Partners with quarterly reports of all discounts or rebates paid or credited to Participating Members (other than discounts reflected in the actual purchase price) with respect to the Products purchased by each Participating Member. Such reports shall identify any and all discounts, rebates or other amounts that are required to be disclosed as a discount or otherwise on a Medicare cost report. Licensor shall provide Purchasing Partners such reports no later than thirty (30) days after the last day of the applicable calendar quarter. Reports will include, without limitation, reporting period start and end dates, Participating Member name, city, state, and the amount of the discount or rebate per Product (totaled per Participating Member).

9.7 Sales Forecasting Reports. Licensor shall provide Purchasing Partners with quarterly reports indicating projected future sales to Participating Members. Reports shall contain, at a minimum, eight future quarters with projected aggregate sales volumes per quarter. Licensor shall provide Purchasing Partners such reports no later than forty-five (45) days after the last day of each applicable calendar quarter.

9.8 Failure to Provide Reports. Licensor’s failure to pass data formatting and submission Compliance Testing, or failure to remain compliant, or Licensor’s failure to provide the information and reports described in Sections 9.1, 9.2, 9.3, 9.5, 9.6 and/or 9.7 shall be deemed a material breach of this Agreement.

10.0	PURCHASING PARTNERS ADMINISTRATIVE FEE.

10.1	Payment of Administrative Fee. Beginning on the

Effective Date of this Agreement, Licensor will pay Purchasing Partners an administrative fee (“Purchasing Partners Administrative Fee”) equal to the percentage set forth in Item 7 of the Cover Sheet of the total dollar volume of Products (including Services) purchased or licensed by Participating Members including purchases made pursuant to any Member Agreement and including without limitation the total value of Products provided through Licensor or through any Authorized Resellers during the Term of this Agreement. For purposes of this Section 10.1, a Product will be deemed to have been “purchased” or “licensed” on the date it is delivered to a Participating Member.

Notwithstanding the foregoing, Licensor shall continue to pay the Purchasing Partners Administrative Fees under this Section 10.1 with respect to the acquisition of Products which occur after the expiration or termination of this Agreement pursuant to a Member Agreement. Licensor’s obligation to pay the Purchasing Partners Administrative Fees shall continue until the expiration or termination of the then -current term of the Member Agreement. Further, all other provisions relating to the Purchasing Partners Administrative Fee, including without limitation, the obligation to provide sales documentation and Purchasing Partners Administrative Fee reporting pursuant to Article 9.0 above, shall survive the expiration or termination of this Agreement and remain in effect with respect to Product purchases under Member Agreements until the expiration or termination of the then-current term of the applicable Member Agreement.

For the purposes of the Agreement, a “Member Agreement” shall mean any local arrangement, local negotiation and/or direct agreement in effect between a Participating Member and Licensor pertaining to the license or acquisition of Products (including Services) that is entered into at any time prior to or during the Term of this Agreement.

10.2 Manner of Payment. Licensor will pay to Purchasing Partners the Purchasing Partners Administrative Fee monthly in US dollars, without demand or notice, within forty-five (45) days after the end of each calendar month during the Term. Licensor’s first payment of the Purchasing Partners Administrative Fee will include amounts due with respect to any “stub” period (i.e. the period of time from the Effective Date until the first day of the first calendar month) and the entire first calendar month. Licensor’s failure to timely pay the Purchasing Partners Administrative Fee shall be deemed a material breach of this Agreement.

All payments shall be by wire or electronic transfer to the account of “Premier Purchasing Partners, L.P.” or by a check payable to “Premier Purchasing Partners, L.P.” in accordance with the written instructions set forth in Exhibit E. Licensor shall pay to Purchasing Partners interest on any past due amount owing Purchasing Partners hereunder, including, but not limited to, Purchasing Partners Administrative Fees and audit costs pursuant to Section 15.12 below at the lesser of (a) one and one-half percent (1-1/2%) per month or (b) the maximum interest rate legally permitted. For the purpose of determining whether interest is due, Licensor shall not have satisfied the requirements of this Section 10.2 until all associated reports pursuant to Article 9.0 have also been received by Purchasing Partners.

11.0	COMPLIANCE WITH LAWS AND REGULATIONS.

11.1 General. Licensor represents and warrants that throughout the term of this Agreement and any extension hereof, Licensor and all Products shall be and shall remain in compliance with all applicable federal, state and local laws and regulations, including without limitation all applicable “safe harbor” regulations relating to group purchasing organizations and fees, discounts and incentives paid and/or granted to group purchasing organizations and any participants therein. Licensor warrants that it will comply with all applicable ethical and legal requirements with respect to its relationships with physicians and other clinicians, particularly those who are in a position to influence the purchasing decisions of Participating Members. In this regard, Licensor shall also comply with each Participating Member’s policies concerning such relationships. Licensor shall disclose to Participating Members, per

PREMIER PURCHASING PARTNERS, L.P.

STANDARD TERMS AND CONDITIONS

GROUP PURCHASING AGREEMENT - SOFTWARE LICENSE/APPLICATION SERVICE PROVIDERS

Licensor:	American Doctors Online, LLC	Contract Number:	PP-IT-111

applicable regulations, the specified dollar value of discounts or reductions in price. The Parties acknowledge and agree that for purposes of 42 C.F.R. Section 1001.952(h), any reduction in the amount Licensor charges a Participating Member (excluding group purchasing organization fees, such as the Purchasing Partners Administrative Fee) is a “discount or other reduction in price” to the Participating Member. Participating Members shall disclose the specified dollar value of discounts or reductions in price under any state or federal program which provides cost or charge-based reimbursement to such Participating Members for the Products covered by this Agreement in accordance with applicable regulations.

If Licensor provides an item without charge or at a reduced cost (“Free or Discounted Item”) along with the purchase of other items or services (“Other Items"), Licensor will calculate the total price the Participating Member paid for all the items furnished, and then provide a reasonable allocation of that total price to each of the items on an invoice to the Participating Member. Licensor warrants that such allocation among the Free or Discounted Item and the Other Items shall be reasonable and appropriate, and Licensor recognizes that such allocation shall be relied upon by Participating Member in identifying its costs on the Medicare cost report. Licensor further warrants that the Free or Discounted Item and the Other Items are reimbursed by the same Federal health care program using the same methodology.

Licensor agrees that, until the expiration of four (4) years after the furnishing of any Products pursuant to this Agreement, it will make available, upon written request of the Secretary of Health and Human Services or the Comptroller General of the United States or any of their duly authorized representatives, copies of this Agreement and any books, documents, records and other data of Licensor that are necessary to certify the nature and extent of the costs incurred by Participating Members in purchasing such Products. If Licensor carries out any of its duties under this Agreement through a subcontract with a related organization involving a value or cost of ten thousand dollars ($10,000) or more over a twelve-month period, Licensor will cause such subcontract to contain a clause to the effect that, until the expiration of four (4) years after the furnishing of any Product pursuant to said contract, the related organization will make available upon written request of the Secretary of Health and Human Services or the Comptroller General of the United States or any of their duly authorized representatives, copies of this Agreement and any books, documents, records and other data of said related organization that are necessary to certify the nature and extent of costs incurred by Licensor for such goods or services. Licensor shall give Purchasing Partners notice immediately upon receipt of any request from the Secretary of Health and Human Services or the Comptroller General of the United States or any of their duly authorized representatives for disclosure of such information.

Licensor represents that as of the Effective Date of this Agreement, Licensor has not: (a) been listed by any federal or state agency as excluded, debarred, suspended or otherwise ineligible to participate in federal and/or state programs; or (b) been convicted of any crime relating to any federal and/or state program. Licensor further agrees to immediately notify Purchasing Partners in writing in the event Licensor is listed by a federal or state agency as excluded, debarred, suspended or otherwise ineligible to participate in any federal and/or state programs or if Licensor is convicted of any crime relating to any such program or if Licensor is being investigated by any federal or state agency in relation to any federal and/or state program.

11.2 HIPAA Compliance. Licensor represents and warrants that to the extent applicable it shall, with respect to its obligations under this Agreement and interactions with Participating Members, comply with the requirements of the Health Insurance Portability and Accountability Act of 1996, Pub. L. No. 104-191 (the “Act”), the privacy standards adopted by the U.S. Department of Health and Human Services (“HHS”) as they may be amended from time to time, 45 C.F.R. parts 160 and 164, subparts A and E (the “Privacy Rule”), the security standards adopted by HHS as they may be amended from time to time, 45 C.F.R. parts 160, 162 and 164, subpart C (the “Security Rule”), and the Privacy provision (Subtitle D) of the Health Information Technology for Economic Clinical Health Act, Division A, Title XIII of Pub. L. 111-5, and its implementing regulations (the “HITECH Act”). Without limiting the foregoing, if Licensor serves in the capacity of a Business Associate under the Act for a Participating Member in connection with its obligations under this Agreement, the attached HIPAA Addendum shall apply to Licensor with respect to its interactions with the Participating Member.

11.3 Accreditation and Compliance. Licensor shall promptly cooperate with any Participating Member’s reasonable request for assistance and information in connection with such Participating Member’s efforts to comply with the requirements and standards of The Joint Commission, NIAHO (DNV Healthcare’s National Integrated Accreditation for Healthcare Organizations) or similar accreditation organization.

12.0 WARRANTIES, REMEDIES, INDEMNIFICATION, AND INSURANCE.

12.1	Warranties. Licensor hereby represents and warrants as

follows:

12.1.1 Ownership. That all right, title and interest in and to the Licensed Programs are owned by Licensor (or by a third party who has authorized Licensor to market, and/or license the Licensed Programs). This includes the following Telehealth/Telemedicine patents: US 6,638,218 / US 7,011,629 / US 7,691,059 / US 7,970,633.

12.1.2 Performance of the Licensed Programs. That the Licensed Programs will perform the functions described in the Documentation for the duration and at the service levels described in the Member Agreement, as applicable.

12.1.3 Services Warranty. That Licensor will (i) provide competent Licensor personnel with sufficient skill, knowledge and training, (ii) perform the Services in a diligent and professional manner, consistent with the highest standards of the industry, and (iii) perform the Services in accordance with the disclosed policies of the Participating Member.

12.1.4 Non-Infringement. That the Licensed Programs do not infringe or otherwise violate the Intellectual Property Rights (as defined in Section 12.4 below) of any third party. Notwithstanding any other provision of this Agreement, in the event that any Product or its use is alleged to infringe any Intellectual Property Right (Licensor holds the following Telehealth/Telemedicine patents: US 6,638,218 / US 7,011,629 / US 7,691,059 / US 7,970,633, allowing Participating Members to participate in telemedicine/telehealth services). Purchasing Partners may withdraw such Product from this Agreement (even though there may be substantial defenses to the claim) upon written notice to Licensor and may notify the Participating Members of the withdrawal and of Purchasing Partner’s reasons for the withdrawal.

PREMIER PURCHASING PARTNERS, L.P.

STANDARD TERMS AND CONDITIONS

GROUP PURCHASING AGREEMENT - SOFTWARE LICENSE/APPLICATION SERVICE PROVIDERS

Licensor:	American Doctors Online, LLC	Contract Number:	PP-IT-111

12.1.5 No Viruses. That to the best of Licensor’s knowledge, the computer environment used to provide the Products are free from any generally known viruses, worms, Trojans or any other malware (collectively “Viruses”), and Licensor has deployed anti-virus software to ensure that, as of the date of delivery, the Licensed Programs are free from Viruses. Any Products or associated materials supplied by Licensor under the terms of this Agreement shall be free from (a) any computer code or instructions that may disrupt or interfere with the use of Purchasing Partners’ or Participating Members’ computer and/or (b) devices capable of automatically or remotely stopping the code from operating (e.g. passwords, fuses, time bombs, etc.).

12.1.6 Data Safeguards. Licensor has established and will maintain safeguards against the destruction, loss, and alteration of or unauthorized disclosure or access to the data of Purchasing Partner and Participating Member in Licensor’s possession, including while in transport (“Data Safeguards”).

12.2 Disclaimer of Warranties. Except as supplemented in each Member Agreement, the warranties contained in this Agreement are the complete warranties among Licensor, Purchasing Partners and the Participating Member. LICENSOR DOES NOT WARRANT THAT

THE PRODUCTS ARE MERCHANTABLE OR FIT FOR A PARTICULAR PURPOSE, OR THAT THE DELIVERABLES OR THE CONTENT OF THE ONLINE SERVICES, IF ANY, WILL BE ACCURATE TO THE EXTENT THAT ANY INACCURACIES THEREIN ARE ATTRIBUTABLE TO INFORMATION PROVIDED TO LICENSOR BY PARTICIPATING MEMBER OR PROVIDED BY A THIRD-PARTY. IN ADDITION, LICENSOR DOES NOT WARRANT THAT ONLINE SERVICES WILL BE UNINTERRUPTED OR BUG-FREE. ALL IMPLIED WARRANTIES, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE EXPRESSLY EXCLUDED. If any of Licensor’s documents or the Documentation contain either a disclaimer of the express warranties contained herein or a limitation of liability, neither shall apply to Licensor's indemnification obligations under Section 12.4 below.

12.3 Remedies.

12.3.1 Repair, Replace, Refund. For any uncured breach of the warranties in Section 12.1 above, Licensor shall in the case of any nonconformity or defect in the Products (other than infringement claims which are governed by Section 12.4 below) do the following, in this order of priority: (a) use commercially reasonable efforts to repair the Licensed Program in a timely manner, or to promptly re-perform the Services, as applicable; (b) replace the applicable Licensed Product (or in the case of the Online Services, the System) with software containing the same functionality in all material respects; or (c) with Participating Member’s mutual consent, which consent shall not be unreasonably withheld, promptly refund, the total fees and expenses paid by the Participating Member under the applicable Member Agreement, Statement of Work or Technical Support Services Agreement. These remedies shall not be exclusive, but shall be in addition to other rights and remedies available at law or in equity.

12.3.2 No Obligation to Correct for Defects Caused by Participating Member. Licensor shall not be obligated to correct, cure or otherwise remedy any error or defect in the Licensed Programs resulting solely from (a) modifications in the Licensed Programs by any person not so authorized by Licensor, or (b) failure of Participating

Member to notify Licensor of the existence and nature of the non-conformity or defect within a reasonable time of its discovery.

12.3.3 Source Code Escrow. Notwithstanding the foregoing, and at the request of the applicable Participating Member, Licensor shall place the current and all future major versions of the Source Code to the Licensed Programs that are provided to Participating Members during the terms of each Member Agreement, together with adequate instructions, passwords and skill sets necessary for the operation thereof, into escrow, at Licensor’s expense, with a mutually agreeable escrow agent that is recognized in the software industry in accordance with the terms and conditions of a software escrow agreement (“Software Escrow Agreement”) agreed to by the Participating Member and Licensor. In the event that there is a “Release Event” as defined in the Software Escrow Agreement, the Source Code for the Licensed Product shall be released to the applicable Participating Member who shall be entitled to use it for the sole purpose of supporting the use of such Licensed Programs during the term of the applicable Member Agreement.

12.4 Indemnification. Licensor will indemnify, defend and hold harmless Purchasing Partners and Participating Members who have purchased Products and/or Services and each of their respective affiliates, directors, officers, employees, agents, insurers, assigns and successors-in-interest (each an “Indemnified Party”) against any and all claims, demands, actions, losses, expenses, damages, liabilities, costs (including, without limitation, interest, fines, penalties and reasonable experts’ and attorneys’ fees) expenses and judgments, arising out of or substantially related to: (a) the breach by Licensor or Licensor’s officers, directors, employees, agents or subcontractors (“Licensor Personnel”) of any of its obligations, covenants, representations or warranties hereunder, (b) death, bodily injury, personal injury, real or personal property damage or any other damage or injury caused, in whole or in part, by Licensor or Licensor Personnel or associated with the Products,

(c) any negligent acts or omissions or intentional misconduct of Licensor or Licensor Personnel and (d) the infringement, misappropriation or other violation of any intellectual property right, including but not limited to any United States patent (Licensor holds the following Telehealth/Telemedicine patents: US 6,638,218 / US 7,011,629 / US 7,691,059 / US 7,970,633 allowing Participating Members to participate in telemedicine/telehealth services)~~,~~ trademark, service mark, copyright, trade secret, trade name, trade dress, trademark application, oral rights and any and all other proprietary intellectual property rights (collectively “Intellectual Property Rights”) by the Products. Purchasing Partners hereby agrees to indemnify, defend and hold harmless Licensor and its affiliates, directors, officers, employees, agents, insurers, assigns and successors-in-interest from and against any and all claims, demands, actions, losses, expenses, damages, liabilities, costs (including, without limitation, interest, penalties and reasonable attorneys’ fees) and judgments arising out of the negligent acts or omissions or intentional misconduct of Purchasing Partners and its officers, directors, employees agents and subcontractors acting under its control or supervision.

12.5 Insurance. Licensor shall maintain adequate product liability, general public liability, workers’ compensation, and property damage insurance against any claim or claims which might arise regarding Products purchased by Participating Members from Licensor under this Agreement. Licensor shall make Purchasing Partners a named additional insured in Licensor’s insurance policy containing the required coverage. When requested by Purchasing Partners, an insurance certificate indicating the foregoing coverage, issued by an insurance company licensed to do business in the relevant state or states and signed by an authorized agent, shall be furnished to Purchasing Partners.

PREMIER PURCHASING PARTNERS, L.P.

STANDARD TERMS AND CONDITIONS

GROUP PURCHASING AGREEMENT - SOFTWARE LICENSE/APPLICATION SERVICE PROVIDERS

Licensor:	American Doctors Online, LLC	Contract Number:	PP-IT-111

Licensor shall provide Purchasing Partners with at least thirty (30) days prior written notice of any cancellation or material modification of such insurance.

13.0	TERMINATION.

13.1 Termination of Agreement for Breach; Withdrawal of Governmental Approval. In the event that either Party commits a breach of this Agreement (“Breaching Party”), the non-breaching Party shall promptly provide the Breaching Party with written notice and opportunity to cure the breach. If the Breaching Party fails to cure the breach within thirty (30) days of receipt of such notice (or such longer time as may be agreed to in writing between the Parties), the non-breaching Party may elect, on written notice to the Breaching Party, to immediately terminate this Agreement. For the avoidance of doubt, in the event either Party terminates a Member Agreement, such termination will not be effective to terminate this Agreement and likewise, no termination of this Agreement shall impact existing Member Agreements. Neither termination of this Agreement or of a Member Agreement shall preclude the non-breaching Party from pursuing any and all remedies available to it at law or in equity.

When applicable, in the event any Product does not meet FDA or other governmental entity standards or FDA or other governmental entity approval is withdrawn, Purchasing Partners shall have the right to terminate the entire Agreement or any part of this Agreement pertaining to the affected Service, upon written notice to Licensor. Further, in such event, Participating Members shall have the right to a prompt and full refund of all amounts paid for such Service.

13.2 Orders Placed Prior to Termination. Licensor shall fulfill all orders for Products submitted by Participating Members and received by Licensor prior to termination or expiration of this Agreement.

13.3 Termination Rights. Purchasing Partners may terminate this Agreement at any time without cause or penalty upon providing Licensor with ninety (90) days’ advance written notice. Purchasing Partners may delete any Product or Service from this Agreement, at any time without cause or penalty upon providing Licensor with ninety (90) days’ advance written notice.

Notwithstanding any other provision of this Agreement, in the event that any Product or its use is alleged to be part of an infringement of any Intellectual Property Right, including any patent, trademark, copyright or trade secret right, or in the event of reasonable grounds for believing that such an allegation may be made, Purchasing Partners may withdraw such Product from this Agreement upon written notice to Licensor and may notify Participating Members of the withdrawal and of Purchasing Partners’ reasons for the withdrawal. Purchasing Partners may withdraw a Product to avoid the claim or potential claim of infringement, even though there may be substantial defenses to that claim.

13.4 Survival. The following paragraphs of this Agreement shall survive expiration or termination of this Agreement: Article 9.0 (Reporting); Article 10.0 (Administrative Fees); Article 11.0 (Compliance with Laws and Regulations); Section 12.1 (Warranties); Section 12.4 (Indemnification); Section 13.2 (Orders Taken Prior to Termination); Section 13.5 (Transition Services); Article 14.0 (Confidentiality); Section 15.1 (Governing Law and Venue); Section 15.4 (Assignment); Section 15.7 (Enforceability); Section 15.9 (Attorney’s Fees); Section 15.10 (Binding Effect); and Section 15.12 (Audits).

13.5 Transition Services. Upon termination of a Member Agreement for breach, for any reason, Licensor shall provide to the applicable Participating Member such transition assistance as is reasonably requested in order to provide an orderly transition to another supplier. Unless requested in writing to destroy all Confidential Information or proprietary data of Purchasing Partners and/or Participating Members, Licensor shall promptly deliver all such information to Purchasing Partners in the format and on the media requested. Such transition services shall be deemed to be “Professional Services” and shall be provided by Licensor at pricing determined using the Professional Services Fees rates that were in effect as of the time of termination.

14.0	CONFIDENTIALITY.

14.1 Confidential Information. For the purposes of this Agreement, confidential information means all proprietary, secret or confidential information or data relating to Purchasing Partners, Participating Members, or Licensor and their respective operations, employees, services, patients or customers (“Confidential Information”).

14.2 Protection of Confidential Information. Licensor and Purchasing Partners acknowledge that Licensor, Purchasing Partners, or Participating Members (“Disclosing Party”) may disclose Confidential

Information to each other (“Recipient”) in connection with this Agreement. If Licensor or Purchasing Partners receives Confidential Information, it shall: (a) maintain the Confidential Information in strict confidence; (b) use at least the same degree of care in maintaining the secrecy of the Confidential Information as it uses in maintaining the secrecy of its own proprietary, secret, or confidential information, but in no event less than a reasonable degree of care; (c) use Confidential Information only to fulfill its obligations under this Agreement; and (d) return or destroy all documents, copies, notes, or other materials containing any portion of the Confidential Information upon request by Purchasing Partners or Licensor. Notwithstanding the foregoing, (i) Purchasing Partners shall have the right to disclose Confidential Information to third parties as necessary for Purchasing Partners to provide support services for Participating Members in connection with this Agreement, provided any such third parties agree to the same level of confidentiality as described herein, and (ii) Participating Members shall have the right to disclose Confidential Information from Member Agreements to Purchasing Partners.

14.3 Agreement Confidentiality. Except as otherwise permitted by this Agreement, neither Purchasing Partners nor Licensor shall disclose the terms of this Agreement to any other person or entity outside its organization and affiliates other than to a Participating Member, or as required by law. For purposes of this provision, an “affiliate” is an entity in which Purchasing Partners or Licensor, as appropriate, maintains an ownership position in or a contractual relationship with, and the disclosure is required so that the Disclosing Party may fulfill its obligations hereunder. Neither Party shall make any public announcement, exclusive of communications to Participating Members, concerning the terms of this Agreement unless the Disclosing Party receives prior written approval from the other Party.

14.4 Limitation on Confidentiality Obligations. Licensor and Purchasing Partners shall have no obligation concerning any portion of the Confidential Information which: (a) was known to Recipient before receipt, directly or indirectly, from the Disclosing Party; (b) is lawfully obtained, directly or indirectly, by Recipient from a non-party which was not known by Recipient to be under an obligation of

PREMIER PURCHASING PARTNERS, L.P.

STANDARD TERMS AND CONDITIONS

GROUP PURCHASING AGREEMENT - SOFTWARE LICENSE/APPLICATION SERVICE PROVIDERS

Licensor:	American Doctors Online, LLC	Contract Number:	PP-IT-111

confidentiality; (c) is or becomes publicly available to Recipient other than as a result of an act or failure to act by Recipient; (d) is required to be disclosed by Recipient by applicable law or legal process; or (e) is developed by the Recipient independent of the Confidential Information disclosed by the Disclosing Party. The Recipient shall not disclose any portion of the Confidential Information to any person except those of its employees and affiliates having a need to know such portion to accomplish the purposes contemplated by this Agreement.

14.5 License of Purchasing Partner’s Processes Granted to Licensor. Purchasing Partners has developed Confidential Information and trade secrets relating to the sale of goods to a large number of customers in the healthcare industry using proprietary business processes (“Processes”). Licensor acknowledges that Purchasing Partners and its affiliates have invested substantial time and money in the development and maintenance of such Processes and in the sourcing and sales of Products. Licensor will have a position of special trust and confidence for the use of such Purchasing Partners Confidential Information (including, without limitation, the Member Roster) to support the purposes of this Agreement. Accordingly, Purchasing Partners hereby grants to Licensor a non-exclusive, non-transferable license to use Purchasing Partners’ Confidential Information and trade secrets for the Term for the limited purpose of providing the Products to Purchasing Partners and Participating Members under this Agreement.

14.6 Data. Licensor hereby acknowledges and agrees that all information, transactional and other data generated by Participating Member purchases of Products or otherwise made available as the result of the participation of Participating Member under this Agreement, including any Member Agreements, Statements of Work and Technical Support Services Agreements (“Participating Member Data”) is proprietary to and owned exclusively by the applicable Participating Member and/or Purchasing Partners. At the request of Participating Member, Licensor shall transmit Participating Member Data to Purchasing Partners. Licensor shall not sell, market or commercialize Participating Member Data (whether or not identifiable, stand alone or aggregated with the data of Licensor’s other customers), create derivative products, services or applications based on Participating Member Data or otherwise use or disclose Participating Member Data in any manner unrelated to the performance of Licensor’s obligations under this Agreement. Such consent shall extend to the release to Purchasing Partners of such data by any third party that operates an electronic marketplace or exchange.

15.0	MISCELLANEOUS.

15.1 Governing Law and Venue. This Agreement is being delivered and executed in the State of North Carolina. Any controversy, claim or dispute arising out of or relating to this Agreement between Purchasing Partners and Licensor shall be resolved exclusively by binding arbitration in accordance with the commercial arbitration rules of the American Arbitration Association (“AAA”). The arbitration shall be heard before a panel of three (3) neutral arbitrators who will have no power or authority to award treble, punitive, exemplary, consequential, or other damages not measured by the prevailing Party’s actual damages. The proceeding will be held in Charlotte, North Carolina and the costs of the arbitration, as well as reasonable attorney’s fee as determined by the arbitrators, will be awarded to the prevailing Party. The decision of the arbitrators shall be final and binding and the Parties irrevocably submit to the jurisdiction of the United States District Court for the Western District of North Carolina for enforcement of the arbitral award

In the event of any dispute arising out of this Agreement, whether at law or in equity, brought by or against a Participating Member, the validity, construction and enforcement of this Agreement shall be governed in all respects by the laws of the State where the Participating Member is located and venue shall be proper only in a court of competent jurisdiction located in the county and state in which such Participating Member is located.

15.2 Modification and Waiver. Except as otherwise expressly permitted by this Agreement, no modification of this Agreement shall be effective unless it is documented in a writing signed by each of the Parties. Any waiver of a breach of any provision(s) of this Agreement shall not be deemed effective unless in writing and signed by the Party against whom enforcement of the waiver is sought.

15.3 Headings. The descriptive headings of the sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any provision hereof.

15.4 Assignment. Purchasing Partners shall have the right, without Licensor’s consent, to assign Purchasing Partners’ rights, title and interest under this Agreement to any entity owned or controlled by Premier, and/or Purchasing Partners or under common ownership or control with Premier, and/or Purchasing Partners. Except as set forth in the foregoing sentence, neither Party may assign, subcontract, delegate or otherwise transfer this Agreement or any of its rights or obligations hereunder, nor may it contract with third parties to perform any of its obligations hereunder except as contemplated in this Agreement, without the other Party’s prior written consent.

15.5 Severability. If any part of this Agreement shall be determined to be invalid, illegal or unenforceable by any valid Act of Congress or act of any legislature or by any regulation duly promulgated by the United States or a state acting in accordance with the law, or declared null and void by any court of competent jurisdiction, then such part shall be reformed, if possible, to conform to the law and, in any event, the remaining parts of this Agreement shall be fully effective and operative insofar as reasonably possible.

15.6 Notices. Any notice required to be given pursuant to the terms and provisions of this Agreement shall be in writing, postage and delivery charges pre-paid, and shall be sent by hand delivery, overnight mail service, or certified mail, return receipt requested, to Purchasing Partners or Licensor at the addresses set forth in Item 1 of the Cover Sheet. Any Party may change the address to which notices are to be sent by notice given in accordance with the provisions of this Section. Notices hereunder shall be deemed to have been given, and shall be effective upon actual receipt by the other Party. Licensor shall provide a copy of any notice to Purchasing Partners provided under this Section to the Premier Legal Department at the following address:

Premier Purchasing Partners, L.P.

13034 Ballantyne Corporate Place

Charlotte, NC 28277

Attention: Legal Department

15.7	Enforceability. The Parties acknowledge and agree that

(a)  this Agreement is entered into by Purchasing Partners for the express, intended benefit of Participating Members, (b) each of the Participating Members shall be and constitute an intended third-party beneficiary of the representations, warranties, covenants and agreements of Licensor contained in this Agreement, and (c) each of the Participating Members

PREMIER PURCHASING PARTNERS, L.P.

STANDARD TERMS AND CONDITIONS

GROUP PURCHASING AGREEMENT - SOFTWARE LICENSE/APPLICATION SERVICE PROVIDERS

Licensor:	American Doctors Online, LLC	Contract Number:	PP-IT-111

shall be entitled to enforce the terms and provisions of this Agreement to the same extent as Purchasing Partners.

15.8 Independent Contractors. The Parties’ relationship hereunder is that of independent contractors. This Agreement does not create any employment, agency, franchise, joint venture, partnership or other similar legal relationship between Purchasing Partners and Licensor. Neither Party has the authority to bind nor act on behalf of the other Party except as otherwise specifically stated herein.

15.9 Attorneys’ Fees. Should any Party engage an attorney for the purpose of enforcing this Agreement or any judgment based hereon in any court, including bankruptcy court, courts of appeal or arbitration proceedings, the prevailing Party shall be entitled to receive its reasonable attorneys’ fees and costs in addition to any other relief granted.

15.10 Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns. If a digital signature is used to sign this Agreement, all Parties agree that it will have the same value, force and effect as a written signature.

15.11 Force Majeure. The obligations of either Party to perform under this Agreement will be excused during each period of delay caused solely by acts of God, war or terrorism, or by shortages of power (caused by reasons other than non-payment to the public utility) or government orders which are beyond the reasonable control of the Party obligated to perform and prevents the Party from being able to perform (“Force Majeure Event”). In the event that either Party ceases to perform its obligations under this Agreement due to the occurrence of a Force Majeure Event, such non-performing Party shall: (a) immediately notify the other Party in writing of such Force Majeure Event and its expected duration; and (b) take all reasonable steps to recommence performance of its obligations under this Agreement as soon as possible. In the event that any Force Majeure Event delays a non-performing Party’s performance for more than thirty (30) days following notice by such non-performing Party pursuant to this Agreement, the other Party may terminate this Agreement immediately upon written notice to such non-performing Party.

15.12 Audit of Costs. Licensor shall permit Purchasing Partners or its agent to conduct periodic audits of records related to Licensor’s performance under this Agreement including, without limitation, relevant orders, invoices, volume reports and Purchasing Partners Administrative Fees. At a minimum, Licensor shall maintain and have available for review the following documents in connection with an audit: electronic copies of volume and Purchasing Partners Administrative Fee files previously sent to Purchasing Partners, copies of the Membership Rosters utilized by Licensor in performing under this Agreement (in a format that allows for re-querying of the data); and electronic listing of all Products purchased during the Term of this Agreement (in a format that allows for re-querying of the data) which can be used as the basis for confirming total Participating Member purchase volume and total Purchasing Partners Administrative Fees due under this Agreement, a cross reference between Licensor's internal customer numbers and Purchasing Partners-approved entity code numbers (in the event that Purchasing Partners’ entity code numbers are not loaded into Licensor’s information system) and Participating Member Designation Forms and/or letters of commitment and their effective dates. The audits shall be conducted upon reasonable advance notice during regular business hours at Licensor’s principal office and in such a manner as to not unduly interfere with Licensor’s operations. In the event any audit reveals an underreporting of Purchasing Partners Administrative Fees in excess of the lesser of (i) $25,000 or (ii) 5% of the total Purchasing Partners Administrative Fees paid in any Administrative Reporting Period, or in the aggregate for the entire audit period, then the costs of the audit, including reasonable labor and outside consultant fees, out-of-pocket expenses and administrative charges to perform the review shall be reimbursed to Purchasing Partners by Licensor within thirty (30) days of Licensor’s receipt of an invoice therefor from Purchasing Partners.

15.13 Minority, Woman-Owned and Small Businesses. On or before the Effective Date, Licensor shall provide to Purchasing Partners a copy of Licensor’s current supplier diversity policy. Such policy shall set forth the manner in which Licensor intends to comply with Purchasing Partners Minority, Woman-Owned, and Small Business Policy set forth in Exhibit F hereto. In this regard, Licensor acknowledges that it will use commercially reasonable efforts to spend a minimum of three percent (3%) of its annual production and raw material costs with minority-owned businesses and a minimum of two percent (2%) of such costs with women-owned businesses.

Notwithstanding any provision to the contrary in this Agreement, Purchasing Partners shall have the right at any time to contract with any supplier that (i) has been certified by a state or federal agency as a Small, Minority, Woman-Owned and/or Veteran-Owned business (collectively, “Diversity Suppliers”) or (ii) has participated in Purchasing Partners’ Sourcing Education and Enrichment for Diverse and Small Suppliers Program (“SEEDS Program”) described in the attached Exhibit F regardless of any limitation on the number of contracted suppliers or other restrictions set forth in this Agreement. Purchases by Participating Members from Diversity Suppliers or from suppliers in the SEEDS Program shall not be counted against any participation level or percentage purchasing requirements set forth in this Agreement and shall have no effect on Licensor’s pricing and other terms under this Agreement.

15.14   Entire Agreement. This Agreement, including the Cover Sheet, the Standard Terms and Conditions, the Additional Terms and Conditions (if any) and all Exhibits hereto, constitutes the entire understanding and agreement between Licensor and Purchasing Partners concerning the subject matter hereof.

15.15 Labor and Employment Laws. Licensor represents and warrants that it complies with applicable labor and employment laws and prohibits any form of child labor or other exploitation of children in the manufacturing and delivery of Products, consistent with provisions of the International Labor Organization’s Minimum Age Convention of 1973. A “child” is any person who is less than fourteen (14) years of age or who is younger than the compulsory age to be in school in the country in which Licensor’s business is being conducted, if that age is more than fourteen (14).

15.16 No Additional Obligations Imposed by Licensor. Except as expressly set forth herein, Licensor shall not impose any obligations on Purchasing Partners and/or Participating Members as a condition to receiving any of the benefits set forth in this Agreement.

15.17 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same agreement.

15.18 Electronic Commerce. Licensor hereby acknowledges that Purchasing Partners and/or its affiliates are currently developing

PREMIER PURCHASING PARTNERS, L.P.

STANDARD TERMS AND CONDITIONS

GROUP PURCHASING AGREEMENT - SOFTWARE LICENSE/APPLICATION SERVICE PROVIDERS

Licensor:	American Doctors Online, LLC	Contract Number:	PP-IT-111

technology and electronic commerce (“e-commerce”) processes which may enable Participating Members and Licensor to more efficiently purchase and sell products, supplies and equipment, exchange information and make payments (e.g., through use of the Internet). Licensor shall implement any e-commerce system adopted by Purchasing Partners and/or its affiliates for group purchasing activities (including without limitation Supply Chain Advisor and GHX applications) and shall cooperate with Purchasing Partners and/or its affiliates in integrating any such e-commerce systems into Licensor’s systems. Any such e-commerce system shall be owned by and proprietary to Purchasing Partners and/or its affiliates. Further, Licensor agrees during the Term not to direct or otherwise encourage Participating Members to use e-commerce systems other than the system promoted, developed and/or operated by Purchasing Partners and/or its affiliates.

With respect to Supply Chain Advisor, implementation shall include participation in training sessions, identification of authorized individuals to accept Participating Member Designation Forms or other similar forms for the same purpose (“PMDF”) electronically and validation of the price tier. Licensor acknowledges that the PMDF, if reasonably required by Licensor, and subject to the PMDF requirements, if any, set forth in Exhibit A-1, may be submitted electronically through Supply Chain Advisor (a “Price Activation”). Within ten (10) business days after a Price Activation is submitted, Licensor shall (i) accept and implement all Price Activations and PMDFs from the Participating Member, (ii) notify all Authorized Resellers listed in the Price Activation of the tier level selected by the Participating Member and (iii) provide the Authorized Reseller with the information to enable the Authorized Reseller to activate contract pricing by the start date contained in the Price Activation.

15.19 Technology Breakthroughs. Purchasing Partners believes an essential element of advancing the core objectives and mission of Premier is to encourage the development of health care technology which significantly improves the quality, process and/or outcome of care. In support of this belief, the Parties acknowledge that certain products which incorporate breakthrough technologies (“Breakthrough Products”) have the potential to significantly improve safety to patients or hospital staff, significantly improve non-clinical operational efficiency, or deliver dramatic process of care cost savings or improved clinical outcomes when compared to the level of safety, operational efficiency, process of care and/or outcomes delivered through use of the Products. Purchasing Partners therefore reserves the right to enter into agreements with the supplier(s) of such Breakthrough Products in order to make such Breakthrough Products available to Participating Members. Licensor hereby agrees that the purchase of such Breakthrough Products by Participating Members shall not negatively impact such Participating Members’ access to any favorable terms and conditions offered under this Agreement.

15.20 Controlling Document. In the event of any conflict between the terms and conditions contained in this Agreements and the terms and conditions of any document, instrument or agreement prepared by Licensor (including without limitation, Licensor’s warranty documents, price quotations, invoices and any Member Agreements, Statements of Work and Technical Support Services Agreements), the terms of this Agreement shall control. In the event of any conflict between Purchasing Partners Standard Terms and Conditions and any Exhibits to; this Agreement, the terms of the Standard Terms and Conditions shall control.

15.21 Member Agreement(s). In the event Licensor and a Participating Member enter into a Member Agreement, Statement of

Work or Technical Support Services Agreement during the Term of this Agreement, Licensor acknowledges and agrees that (a) the Participating Member may disclose all terms, data and information from such documents to Purchasing Partners as part of this Agreement and (b) the terms and conditions offered to Participating Member as part of the Member Agreement, Statement of Work and Technical Support Services Agreement are consistent with or at least as favorable as the terms and conditions contained in this Agreement.

End of Standard Terms and Conditions

PREMIER PURCHASING PARTNERS, L.P.

HIPAA ADDENDUM

GROUP PURCHASING AGREEMENT

I.	GENERAL PROVISIONS

Section 1. Effect. This Addendum supplements, modifies and amends any and all agreements, whether oral or written, between Purchasing Partners and Licensor and relates to the disclosure of protected health information (“PHI”) by Participating Members to Licensor, or the creation or receipt of PHI by Licensor on behalf of Participating Members (the “Agreement(s)”). The terms and provisions of this Addendum shall supersede any other conflicting or inconsistent terms and provisions in any Agreement(s) between Purchasing Partners and Licensor, including all exhibits or other attachments thereto and all documents incorporated therein by reference. Without limitation of the foregoing, any limitation or exclusion of damages provisions shall not be applicable to this Addendum.

Section 2. Amendment. Licensor and Purchasing Partners agree to amend this Addendum to the extent necessary to allow either Licensor or Participating Members to comply with HIPAA or other applicable regulations or statutes governing the protection, use and disclosure of PHI. Licensor agrees that it will fully comply with HIPAA and that it will agree to amend this Addendum to incorporate any material terms required thereby.

Section 3. Definitions. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms under HIPAA (or in the Agreement(s) if the term is not defined in HIPAA).

II.	OBLIGATIONS OF LICENSOR

Section 1. Use and Disclosure of Protected Health Information. Licensor may use and disclose PHI only as required to satisfy its obligations under the Agreement(s), as permitted herein, or as Required By Law, but shall not otherwise use or disclose any PHI. Licensor shall not, and shall ensure that its directors, officers, employees, contractors and agents do not, use or disclose PHI received from a Participating Member in any manner that would constitute a violation of HIPAA if used by the Participating Member, except that Licensor may use PHI solely to carry out the legal responsibilities of Licensor under the Agreement(s). Licensor hereby acknowledges that, as between Licensor and Participating Members, all PHI shall be and remain the sole property of Participating Members, including any and all forms thereof developed by Licensor in the course of its fulfillment of its obligations pursuant to this Addendum. Licensor further represents that, to the extent Licensor requests that a Participating Member disclose PHI to Licensor, such a request is only for the Minimum Necessary PHI for the accomplishment of Licensor's purpose. Licensor shall comply with all other applicable provisions of HIPAA, including, without limitation, those contained in the HITECH Act regarding (i) the rights of individuals to an electronic copy of their PHI, (ii) the rights of individuals to require the non-disclosure of products or services for which the individual has paid out-of-pocket in full, (iii) the prohibition on sale of PHI, and (iv) the prohibition on certain marketing activities.

Section 2. Safeguards Against Misuse of Information. Licensor agrees that it will implement appropriate administrative, technical and physical safeguards to protect the confidentiality, integrity and availability of PHI and to prevent the use or disclosure of PHI other than pursuant to the terms and conditions of this Addendum.

Section 3. Reporting of Disclosures of Protected Health Information.

(a) Licensor will report to Participating Members in writing (the “Disclosure Report”) any use or disclosure of PHI not permitted by this Addendum, by the Agreement, or that is in violation of any provision of HIPAA, within three (3) days of when Licensor knows, or should reasonably have known, of such non-permitted use or disclosure.

(b) Licensor shall include in the Disclosure Report all information required by applicable law necessary for Participating Member to comply with its obligations as a Covered Entity.

(c) Licensor agrees to report to the applicable Participating Members the aggregate number of unsuccessful, unauthorized attempts to access, use, disclose, modify or destroy electronic versions of any of such Participating Member’s PHI or interfere with systems operations in an Information System containing any of such Participating Member’s PHI, of which Licensor becomes aware, provided that if the definition of “Security Incident” is amended under the Security Rule to remove the requirement for reporting “unsuccessful” attempts to use, disclose, modify or destroy electronic PHI, this Section II.3 shall no longer apply as of the effective date of such amendment.

Section 4. Agreements by Third Parties. Licensor shall obtain and maintain an agreement with each agent or subcontractor that has or will have access to PHI, which is received from, or created or received by Licensor on behalf of Participating Members, pursuant to which agreement such agent or subcontractor agrees to be bound by the same restrictions, terms and conditions that apply to Licensor pursuant to this Addendum with respect to such PHI. Licensor upon request will provide to the applicable Participating Member(s) a copy of the written contract with the third party. Furthermore, Licensor will disclose to such third parties only (i) a Limited Data Set of PHI, to the extent possible or (ii) if more information is required to perform or fulfill a specific function required or permitted hereunder, the Minimum Necessary to perform or fulfill such function.

Section 5. Access to Information. Within five (5) days of a request by a Participating Member for access to PHI about an individual contained in a Designated Record Set, Licensor shall make available to the Participating Member such PHI for so long as such information is maintained in the Designated Record Set. In the event any individual requests access to PHI directly from Licensor, Licensor shall within two (2) days forward such request to Participating Member. Any denials of access to the PHI requested shall require the written consent of Participating Member.

Section 6. Availability of Protected Health Information for Amendment. Within ten (10) days of receipt of a request from a Participating Member for the amendment of an individual’s PHI or a record regarding an individual contained in a Designated Record Set (for so long as the PHI is maintained in the Designated Record Set), Licensor shall provide such information to Participating Member for amendment and incorporate any such amendments in the PHI as required by 45 C.F.R. §164.526.

Section 7. Accounting of Disclosures. Within ten (10) days of notice by a Participating Member to Licensor that it has received a request for an accounting of disclosures of PHI, other than related to the treatment of the patient, the processing of payments related to such treatment, or the operation of a covered entity or its business associate and not relating to disclosures made earlier than six (6) years prior to the date on which the accounting was requested, Licensor shall make available to Participating Member such information as is in Licensor’s possession and is required for Participating Member to make the

PREMIER PURCHASING PARTNERS, L.P.

HIPAA ADDENDUM

GROUP PURCHASING AGREEMENT

accounting required by 45 C.F.R. §164.528, 45 C.F.R. §164.512 and all subsets and future amendments to the same. At a minimum, Licensor shall provide Participating Member with the following information: (i) the date of the disclosure, (ii) the name of the entity or person who received the PHI and, if known, the address of such entity or person, (iii) a brief description of the PHI disclosed, and (iv) a brief statement of the purpose of such disclosure which includes an explanation of the basis for such disclosure. In the event the request for an accounting is delivered directly to Licensor, Licensor shall within two (2) days forward such request to Participating Member. Licensor hereby agrees to implement an appropriate recordkeeping process to enable it to comply with the requirements of this Section.

Section 8. Availability of Books and Records. Licensor hereby agrees to make its internal practices, books and records relating to the use and disclosure of PHI received from, or created or received by Licensor on behalf of, a Participating Member available to the Secretary for purposes of determining Participating Member's compliance with HIPAA.

Section 9. Indemnification. Licensor hereby agrees to indemnify and hold Purchasing Partners and Participating Members harmless from and against any and all liability and costs, including attorneys’ fees, created by a breach of this Addendum by Licensor, its agents or subcontractors, without regard to any limitation or exclusion of damages provision otherwise set forth in the Agreement(s).

Section 10. Insurance. Licensor shall obtain and maintain during the term of this Addendum liability insurance covering claims based on Licensor’s unauthorized disclosure or breach of PHI, or Licensor’s violation of HIPAA or any applicable state law or regulation concerning the privacy of patient information. A copy of such policy or a certificate evidencing the policy shall be provided to Purchasing Partners upon written request.

III.	COMPLIANCE WITH STANDARD TRANSACTIONS

Section 1. Electronic Transactions. If Licensor conducts all or part of an electronic transaction on behalf of a Participating Member, Licensor will comply, and will require any Second Tier Business Associate involved with the conduct of such Standard Transactions to comply, with each applicable requirement of 45 C.F.R. Parts 160 and 162.

Section 2. Trading Partner Agreements. In compliance with 45 C.F.R. § 162.915, Licensor will not enter into, or permit any Second Tier Business Associate to enter into, any trading partner agreement in connection with the conduct of Standard Transactions for or on behalf of a Participating Member.

IV. SAFEGUARDS FOR SECURING ELECTRONIC PROTECTED HEALTH INFORMATION

Section 1. Information Safeguards. Licensor will develop, implement, maintain, and use appropriate administrative, technical and physical safeguards (“Safeguards”) to protect the privacy of PHI, in compliance with standard business practices, any other regulations issued by HHS and any written instructions or written guidelines issued by a Participating Member. Licensor will preserve the integrity and confidentiality of and prevent non-permitted or violating use or disclosure of PHI in its possession. Licensor will Safeguard PHI to limit incidental uses or disclosures made pursuant to an otherwise permitted or required use or disclosure. Licensor will document and keep current its policies to Safeguard PHI, and will provide a copy of such policies to Purchasing Partners and the applicable Participating Member upon request.

Section 2. Mitigation. Licensor agrees to mitigate, to the extent practicable, any harmful effect which is known to Licensor resulting from a use or disclosure of PHI by Licensor in violation of the requirements of this Section.

Section 3. Compliance with the Security Rule. Licensor agrees to abide by the requirements of the Security Rule set forth in 45 C.F.R. parts 160, 162 and 164 as amended from time to time including any regulatory guidance issued by HHS.

V.	TERMINATION OF AGREEMENT WITH LICENSOR

Section 1. Term. This Addendum shall become effective on the effective date of the Agreement and, unless otherwise terminated as provided herein, shall continue to be effective until superseded by another agreement or until the relationship between Participating Members and Licensors ceases.

Section 2. Termination Upon Breach of Provisions Applicable to Protected Health Information. Any other provision of the Agreement(s) notwithstanding, the Addendum and the Agreement(s) may be terminated by Purchasing Partners upon thirty (30) days written notice to Licensor in the event that Licensor breaches any provision contained in this Addendum and such breach is not cured within such thirty (30) day period. Participating Member may terminate its relationship with Licensor in the event that Licensor breaches any provision contained in this Addendum with respect to such Participating Member; provided, however, that in the event that termination of this Addendum with respect to such Participating Member is not feasible, Licensor hereby acknowledges that Participating Member is required by the HITECH Act to report the breach to the Secretary, notwithstanding any other provision of this Addendum or any Agreement(s) to the contrary.

Section 3. Return or Destruction of Protected Health Information upon Termination. Upon termination of this Addendum with respect to a certain Participating Member, Licensor shall either return or destroy all PHI received from such Participating Member or created or received by Licensor on behalf such Participating Member and which Licensor still maintains in any form. Licensor shall not retain any copies of such PHI. Notwithstanding the foregoing, to the extent that Participating Member agrees that it is not feasible to return or destroy such PHI, the terms and provisions of this Addendum shall survive termination and such PHI shall be used or disclosed solely for such purpose or purposes which prevented the return or destruction of such PHI.

EXHIBIT A-1

PRODUCT AND PRICING TERMS

LICENSOR:	American Doctors Online, LLC
CONTRACT NUMBER:	PP-IT-111
PRODUCT CATEGORY:	Telehealth Solutions

1. Pricing Tiers: Licensor shall provide only one tier, “Premier Tier” for the Services described as follows:

TOTAL PRODUCT PURCHASES
VOLUME TIER	% DISCOUNT OFF LIST PRICE
ANY VOLUME
PREMIER TIER	10%*

*Additional volume discounts are available for the purchases of ADOL MED Otoscope, ADOL MED Stethoscope, medical carts, video conferencing software licenses and the “3in Telemedicine/ Telehealth Consulting” solution as set forth in the Exhibit A-3.

2.	Pricing: The attached price list sets forth the net prices to be offered to Participating Members. Such prices do not reflect applicable Authorized Distributor fees.

3.	Price Protection: Licensor agrees not to increase the Product prices set forth in the attached price list throughout the term of this Agreement.

4.	Aggregation Pricing Option: Participating Members which (i) operate multi-facility systems and have the ability to coordinate the purchasing decisions of such facilities, (ii) are group purchasing organizations (“GPOs”), or (iii) have established networks of facilities for purposes of group purchasing shall be entitled to aggregate the purchasing volume within their respective systems, group purchasing organizations and networks in order to meet the desired volume tier. For example, the parent organization of a multi-hospital health system that has the ability to coordinate the purchasing decisions of its member facilities or a GPO with members that are Participating Members shall have the right to aggregate the purchasing volume of its facilities in order to meet the desired volume tier. In this example, these parent organizations may be designated as “top parents” and/or “direct parents” on the Membership Roster.

5.	Market Checks: Upon Purchasing Partners’ reasonable request, Licensor shall meet and confer in good faith with Purchasing Partners to determine the on-going competitiveness of Product pricing under this Agreement. To the extent necessary to address competitive conditions, and upon the parties’ mutual written consent, Product prices shall be reduced. Examples of competitive conditions requiring a price decrease include without limitation industry-wide price decreases or situations where a group purchasing organization which competes with Purchasing Partners enters into a contract with a competitor of Licensor for products which are competitive with the Products at prices significantly below the prices charged for Products under this Agreement.

6.	Designation Form: Attached hereto is a Participating Member Designation Form (“PMDF”) marked as Exhibit A-2 which, if reasonably deemed necessary by Licensor, shall be used by Participating Members to indicate their desired level of participation under the Premier Tier as well as designate whether they wish to invoke the Aggregation Pricing Option described in Section 4 above. The PMDF shall not be required for single tier agreements or for the Premier Tier, or if Licensor already possesses sufficient information indicating Participating Members’ preferences with respect to these issues (“Member Preference Information”) or Licensor and Purchasing Partners mutually agree that the PMDF will not be utilized. Purchasing Partners shall have the right to confirm the accuracy of any such Member Preference Information prior to Licensor’s reliance thereon. In instances where Licensor reasonably determines that completion of the PMDF by Participating Members is necessary for the administration of this Agreement, Licensor hereby acknowledges that Participating Members which purchase Products or Services without completing and returning the PMDF shall nonetheless be deemed to have purchased Products or Services under this Agreement at Premier Tier and without application of the Aggregation Pricing Option until such time as a PMDF is completed and returned which indicates a different preference. The Purchasing Partners Administrative Fees

EXHIBIT A-1

PRODUCT AND PRICING TERMS

LICENSOR:	American Doctors Online, LLC
CONTRACT NUMBER:	PP-IT-111
PRODUCT CATEGORY:	Telehealth Solutions

described in Section 10.1 of the Agreement shall be due and payable by Licensor with respect to all purchases of Products and Services by Participating Members whether or not the applicable Participating Member has completed and returned the PMDF. Licensor and Purchasing Partners shall use their commercially reasonable efforts to implement a system whereby PMDFs (or Participating Members’ Volume Tier, and Aggregation Pricing Option) may be transmitted electronically rather than in paper form.

7.	Reporting: Upon request, Licensor shall provide Purchasing Partners copies of Participating Members’ PMDFs and any other information in Licensor’s possession indicating Participating Members’ purchases of Products under this Agreement.

 EXHIBIT A-2

PARTICIPATING MEMBER DESIGNATION FORM

LICENSOR:	American Doctors Online, LLC
CONTRACT NUMBER:	PP-IT-111
PRODUCT CATEGORY:	Telehealth Solutions

1. Tier. The undersigned Participating Member hereby designates the following desired tier, Premier Tier, under the above-referenced Premier Purchasing Partners, L.P. Group Purchasing Agreement:

a. Select the Premier Tier by initialing below

Member	VOLUME TIER	TOTAL PRODUCT PURCHASES
% DISCOUNT OFF LIST PRICE
Initials
ANY VOLUME

	PREMIER TIER	10%*

*Additional volume discounts are available for the purchases of ADOL MED Otoscope, ADOL MED Stethoscope, medical carts, video conferencing software licenses and the “3in Telemedicine/ Telehealth Consulting” solution as set forth in the Exhibit A-3.

b. Licensor shall not reduce a Participating Member’s tier level without first (i) notifying the Participating Member and Purchasing Partners in writing that the Participating Member’s purchase volume is below the tier level selected by the Participating Member (the “Tier Reduction Notice”) and (ii) providing the Participating Member thirty (30) calendar days from the date of notice to remedy the purchasing volume issues described in the Tier Reduction Notice. If the Participating Member does not remedy the issues described in the Tier Reduction Notice within thirty (30) days, Licensor may move the Participating Member to the appropriate tier based on the Participating Member’s Product purchases. Any tier adjustment pursuant to this paragraph that results in a less favorable tier for the Participating Member will apply for Products purchased after the effective date of the tier reduction.

2. Aggregation Pricing Option. By initialing where indicated below, the undersigned Participating Member or Participating Member group purchasing organization (“GPO”) hereby elects to invoke the Aggregation Pricing Option whereby such Participating Member which operates multi-facility systems and has the ability to coordinate the purchasing decisions of such facilities, or such entity that has an established network of facilities for purposes of group purchasing, shall be entitled to aggregate the purchasing volume within their respective systems and networks in order to meet the tier designated in Item 1 above. In order to invoke this election, the undersigned must be a Participating Member that is able to coordinate the purchasing decisions of the facilities it wishes to aggregate or a GPO with members that are Participating Members. The Aggregation Pricing Option will apply to the purchasing volume of (a) all facilities that designate the undersigned Participating Member as “top parent” or “direct parent” on the Membership Roster and (b) any facilities listed on the attached Schedule 1. Licensor shall be responsible for checking the Membership Roster for updates as specified in Section 3.0 of the Agreement. The undersigned Participating Member or GPO hereby elects to invoke the Aggregation Pricing Option:

EXHIBIT A-2

PARTICIPATING MEMBER DESIGNATION FORM

LICENSOR:	American Doctors Online, LLC
CONTRACT NUMBER:	PP-IT-111
PRODUCT CATEGORY:	Telehealth Solutions

Participating Member’s (or GPO’s) Initials: __________.

Participating Member’s Primary	Secondary
Distributor:	Distributor:

The undersigned Participating Member hereby acknowledges and confirms the above designations.

Participating Member/GPO	Licensor
Print Name of Person
Print Name of Person Signing	Signing
Signature	Signature
Title of Person Signing	Title of Person Signing
Phone Number	Date Signed
E-mail Address
Date Signed
Entity Code
Print Name of Participating
Member/GPO
Address
City and State

Upon completion, please submit this form to both Licensor and Premier.

Licensor Information –	Premier, Inc. –
Fax: 508.999.3533	Fax: 704.816.3509
Email: blane@adoltelemed.com	Email: PremierPMDF@PremierInc.com

EXHIBIT A-2

PARTICIPATING MEMBER DESIGNATION FORM

LICENSOR:	American Doctors Online, LLC
CONTRACT NUMBER:	PP-IT-111
PRODUCT CATEGORY:	Telehealth Solutions

SCHEDULE 1

LIST OF PARTICIPATING MEMBER’S (or GPO’s) FACILITIES

(For Purposes of Implementing the Aggregation Pricing Option)

[TO BE COMPLETED BY THE PARTICIPATING MEMBER OR GPO]

Participating Member/GPO name: _______________________________________________

Premier	Participating Facility Name	City	ST	Phone	Contact Name
Entity				Number
Code

EXHIBIT A-3 PRICE LIST					AMERICAN DOCTORS ONLINE, LLC		ENTITY CODE 707379
Contract #: PP-IT-111					TELEHEALTH SOLUTIONS
					Contract Effective: June 1, 2013 to April 30, 2016

					PREMIER TIER
	PRODUCT	LIST		QTY	TOTAL PRODUCT	ADDITIONAL INFORMATION
PRODUCT DESCRIPTION			UOM	PER	PURCHASES
	NUMBER	PRICE		UOM	($ PER CALENDAR YEAR)

					Any Volume

PhoneDOCTORx - monthly						PhoneDOCTORx, is an innovative telemedicine company that provides physician coverage services through audio and or video
						conferencing consultation services. Partnering with PhoneDOCTORx, Extended Care Facilities (ECFs) are empowered to provide nurses,
installation of PDRx at Skilled	N/A	$2,500	MO	1	$2,250
						patients and their families with confidential, real-time access to Board Certified physicians in non-urgent, urgent and emergent care
Nursing Facility						consultation through state-of-the-art Medical Call Centers. 48 hours of coverage per week during the peak readmission times.

ADOL MySafetySitter	N/A	$20	HR	1	$18	Assignment of a staff or hired non-medical personnel to visually monitor patients at risk for wandering, falls, and self injury. Trained staff
						will monitor patients remotely from call center and provide support for patients.
						Mobile field platform to securely manage the flow of critical medical data from the Point of Injury during war, terrorist attack, natural
						disaster or any other emergency event with multiple casualties. This patent pending mobile workflow engine platform is the E.L.A.D.
						System (Electric Light A.T.L.S. Device). A.T.L.S. (Advanced Trauma Life Support) is the standard protocol of care for initial assessment
						and treatment of trauma.
ADOL TeleNexus	N/A	$5,000	MO	1	$4,500	Advantages of using the ADOL TeleNexus solution are the following: The E.L.A.D is a mobile workflow engine that can digitally
						connect, manage and document the work of all relevant medical personnel in the field, evacuation points , OR and Emergency
						Departments of Hospitals. The E.L.A.D. System has a field visor that is lightweight and operates as a wearable computer – utilizing full
						speech recognition engines that allows for total hands free use by field medicals and other first responders. The system works well with
						other applications and integrate with other systems via its plug and play capabilities.

						ADOL LiveHealthAdvizor is a technology independent web based video call center platform that enables the delivery of healthcare
						services to the home. Receive video calls instantly off any web page, in emails, even banner advertisements.
ADOL HealthAdvizor	N/A	$5,000	MO	1	$4,500	Queue, Hold, and Transfer video calls like you use a telephone. Work flows are natural and match the way you currently work.
						With just a PC, webcam and internet connection, you can be up and accepting video calls in about an hour. We enable highly secure, cost-
						effective, and scalable video consulting ability to both patients and providers. This single platform can be used for both service delivery to
						existing patients as well as new patient acquisition through your online marketing efforts
						Consulting Services Regarding All Elements in Setting Up a Telemedicine/Telehealth Practice: Strategic Advisory Services, Consulting
3in Telemedicine/Telehealth						Services, Clinical Assessment, Adjusting Clinical Workflows,	Financial Modeling and Investment, Training and Ongoing Support,
	N/A	$125	HR	1	$119	Product/Service Evaluations and Comparisons, Vendor Selection, Contracting, establishment of Performance Networks, Solution
Consulting
						Implementation and Oversight, Product Licensing, Marketing, Management, Project Management, Legal Counsel Regarding Telemedicine

						Services, Protocol Writing/Development, Network Design/Review.
Telehealth/Telemedicine	N/A	$50,000	YR	1	$47,500	Annual Licensure of the ADOL Telemedicine/Telehealth patents: US 6,638,218 / US 7,011,629 / US 7,691,059 / US 7,970,633 for each
Patent Licensure						telemedicine installation/program per year.
ADOL FUZEMED Video	N/A	$15	MO	1	$14	Unlimited Videoconference Meetings with up to 15 participants with screen share and audio conference capabilities, CallMe and toll free
Conferencing - Share						@ $.08/min
ADOL FUZEMED Video	N/A	$49	MO	1	$44	Unlimited Video Conference Meetings with 25 participants - concurrent, 4 video feeds, 4 GB storage, CallMe and toll free @ $.08/min,
Conferencing - Pro						other features include: recording
ADOL FUZEMED Video	N/A	$69	MO	1	$62	Unlimited Video Conference Meetings, with 100 participants, 12 video feeds, unlimited storage, call me and tool free @ $.08/min, other
Conferencing - Business						features: recording, webinar
ADOL FUZEMED Video	N/A	$500	MO	1	$450	Unlimited Video Conference Meetings, with 1000 participants, 12 video feeds, unlimited storage, call me and tool free @ $.08/min, other
Conferencing - Enterprise						features: recording, webinar
ADOL FUZEMED Video						ADOL FUZEMED On Premise Hosted Solution (Up to 3, 12, 24 simultaneous HD, SD, CIF connections respectively) the solution
Conferencing - On Premise	N/A	$18,000	YR	1	$16,200	includes Hardware, Software and services required to provide this functionality; additionally there is a 20% annual Support fee after the
Hosted Solution						first year of service.
ADOL FUZEMED Video
Conferencing TelePresence	N/A	$2,000	MO	1	$1,800	Video Conference Solution - Up to 3, 12, 24 simultaneous HD, SD, CIF connections respectively
Environment

EXHIBIT A-3 PRICE LIST					AMERICAN DOCTORS ONLINE, LLC	ENTITY CODE 707379
Contract #: PP-IT-111					TELEHEALTH SOLUTIONS
					Contract Effective: June 1, 2013 to April 30, 2016

						PhoneDOCTORx, is an innovative telemedicine company that provides physician coverage services through audio and or video
PhoneDOCTORx - Hourly	N/A	$12	HR	1	$11	conferencing consultation services. Partnering with PhoneDOCTORx, Extended Care Facilities (ECFs) are empowered to provide nurses,
Coverage Offering						patients and their families with confidential, real-time access to Board Certified physicians in non-urgent, urgent and emergent care
						consultation through state-of-the-art Medical Call Centers. 48 hours of coverage per week during the peak readmission times.

ADOL Med AccessMyDoc	N/A	$10,000	YR	1	$9,000	Web based HIPAA compliant virtual office medical clinic that increases access to primary care physicians and specialists by allowing
						patients to receive medical care for non-life threatening illness in real-time from their home, worksite or the emergency room.
						ADOL Home Health Companion provides a simple and easy connection to those who need to take care of their family-at-home. With
						simple two-steps request control, user can easily interact with family and friends. Through ADOL’s Home Health Companion, users can
						watch and listen to their precious and response immediately - No matter how far they are.
						ADOL has one of most senior-friendly designs on the home care market today. In an effort to better people’s life, we build up the
						connection of users and service providers; moreover, ADOL’s Home Health Companion can be set up to monitor multiple people in cases
						where there is more than one person in home. Features include, but are not limited to as the following:
						Personal Health Checks: For personal health record review/ wellness / fitness, ADOL Home Health Companion can connect to medical
						devices to ensure family member’s condition.
						• Wellness Kit
						• Blood Pressure Monitor
						• Weight Scale/Weight Management Application
						• Glucose Monitor
						• Heart Rate and Rhythm
						• Body Temperature
						• Disease Management
						• General Health Information Record / Management
ADOL HOME HEALTH (3	N/A	$96	MO	1	$86	• Built-in Video Camera for Consultation
						• Built in Call Center Alert Button
Month Package)
						Living Assistance is to provide services to those who are likely to have limited mobility and at times require additional help. ADOL Home

						Health Companion offers the perfect combination of companionship, conformity and usefulness.
						• Medication Reminders
						• Nutrition Counseling
						• Shop Delivery
						• Meal Delivery
						• Transport
						• ADOL MySafetySitter
						• Laundry / House Cleaning
						• Beauty Salon
						• Travel Agent
						• Reservation Booking
						Many seniors live alone or sometimes travel for day. As part of the ADOL Home Health Companion, their homes can be remotely monitored for:
						• Gas Detection
						• Intrusion

EXHIBIT A-3 PRICE LIST					AMERICAN DOCTORS ONLINE, LLC	ENTITY CODE 707379
Contract #: PP-IT-111					TELEHEALTH SOLUTIONS
					Contract Effective: June 1, 2013 to April 30, 2016
						ADOL Home Health Companion provides a simple and easy connection to those who need to take care of their family-at-home. With

						simple two-steps request control, user can easily interact with family and friends. Through ADOL’s Home Health Companion, users can
						watch and listen to their precious and response immediately - No matter how far they are.
						ADOL has one of most senior-friendly designs on the home care market today. In an effort to better people’s life, we build up the
						connection of users and service providers; moreover, ADOL’s Home Health Companion can be set up to monitor multiple people in cases
						where there is more than one person in home. Features include, but are not limited to as the following:
						Personal Health Checks: For personal health record review/ wellness / fitness, ADOL Home Health Companion can connect to medical
						devices to ensure family member’s condition.
						• Wellness Kit
						• Blood Pressure Monitor
						• Weight Scale/Weight Management Application
						• Glucose Monitor
						• Heart Rate and Rhythm
						• Body Temperature
						• Disease Management
						• General Health Information Record / Management
ADOL HOME HEALTH (6	N/A	$84	MO	1	$76	• Built-in Video Camera for Consultation
						• Built in Call Center Alert Button
Month Package)
						Living Assistance is to provide services to those who are likely to have limited mobility and at times require additional help. ADOL Home

						Health Companion offers the perfect combination of companionship, conformity and usefulness.
						• Medication Reminders
						• Nutrition Counseling
						• Shop Delivery
						• Meal Delivery
						• Transport
						• ADOL MySafetySitter
						• Laundry / House Cleaning
						• Beauty Salon
						• Travel Agent
						• Reservation Booking
						Many seniors live alone or sometimes travel for day. As part of the ADOL Home Health Companion, their homes can be remotely
						monitored for:
						• Gas Detection
						• Intrusion

EXHIBIT A-3 PRICE LIST					AMERICAN DOCTORS ONLINE, LLC	ENTITY CODE 707379
Contract #: PP-IT-111					TELEHEALTH SOLUTIONS
					Contract Effective: June 1, 2013 to April 30, 2016
						ADOL Home Health Companion provides a simple and easy connection to those who need to take care of their family-at-home. With

						simple two-steps request control, user can easily interact with family and friends. Through ADOL’s Home Health Companion, users can
						watch and listen to their precious and response immediately - No matter how far they are.
						ADOL has one of most senior-friendly designs on the home care market today. In an effort to better people’s life, we build up the
						connection of users and service providers; moreover, ADOL’s Home Health Companion can be set up to monitor multiple people in cases
						where there is more than one person in home. Features include, but are not limited to as the following:
						Personal Health Checks: For personal health record review/ wellness / fitness, ADOL Home Health Companion can connect to medical
						devices to ensure family member’s condition.
						• Wellness Kit
						• Blood Pressure Monitor
						• Weight Scale/Weight Management Application
						• Glucose Monitor
						• Heart Rate and Rhythm
						• Body Temperature
						• Disease Management
						• General Health Information Record / Management
ADOL HOME HEALTH (12	N/A	$70	MO	1	$63	• Built-in Video Camera for Consultation
						• Built in Call Center Alert Button
Month Package)
						Living Assistance is to provide services to those who are likely to have limited mobility and at times require additional help. ADOL Home

						Health Companion offers the perfect combination of companionship, conformity and usefulness.
						• Medication Reminders
						• Nutrition Counseling
						• Shop Delivery
						• Meal Delivery
						• Transport
						• ADOL MySafetySitter
						• Laundry / House Cleaning
						• Beauty Salon
						• Travel Agent
						• Reservation Booking
						Many seniors live alone or sometimes travel for day. As part of the ADOL Home Health Companion, their homes can be remotely
						monitored for:
						• Gas Detection
						• Intrusion

EXHIBIT A-3 PRICE LIST					AMERICAN DOCTORS ONLINE, LLC	ENTITY CODE 707379
Contract #: PP-IT-111					TELEHEALTH SOLUTIONS
					Contract Effective: June 1, 2013 to April 30, 2016
						ADOL Home Health Companion provides a simple and easy connection to those who need to take care of their family-at-home. With

						simple two-steps request control, user can easily interact with family and friends. Through ADOL’s Home Health Companion, users can
						watch and listen to their precious and response immediately - No matter how far they are.
						ADOL has one of most senior-friendly designs on the home care market today. In an effort to better people’s life, we build up the
						connection of users and service providers; moreover, ADOL’s Home Health Companion can be set up to monitor multiple people in cases
						where there is more than one person in home. Features include, but are not limited to as the following:
						Personal Health Checks: For personal health record review/ wellness / fitness, ADOL Home Health Companion can connect to medical
						devices to ensure family member’s condition.
						• Wellness Kit
						• Blood Pressure Monitor
						• Weight Scale/Weight Management Application
						• Glucose Monitor
						• Heart Rate and Rhythm
						• Body Temperature
						• Disease Management
						• General Health Information Record / Management
ADOL HOME HEALTH (24	N/A	$60	MO	1	$53.95	• Built-in Video Camera for Consultation
						• Built in Call Center Alert Button
Month Package)
						Living Assistance is to provide services to those who are likely to have limited mobility and at times require additional help. ADOL Home

						Health Companion offers the perfect combination of companionship, conformity and usefulness.
						• Medication Reminders
						• Nutrition Counseling
						• Shop Delivery
						• Meal Delivery
						• Transport
						• ADOL MySafetySitter
						• Laundry / House Cleaning
						• Beauty Salon
						• Travel Agent
						• Reservation Booking
						Many seniors live alone or sometimes travel for day. As part of the ADOL Home Health Companion, their homes can be remotely
						monitored for:
						• Gas Detection
						• Intrusion
ADOL Med/ProMCS - 1000	N/A	$9,350	YR	1	$8,415	The ProMCS-1000 is an innovative, interactive communications system based on audio/video conferencing technology that allows for
						secure communications over the Internet. Its mobility, affordability and ease of use improve operational efficiencies, allow for a faster
System
						decision-making cycle and can help enhance productivity at your facility.

						The ADOL MED/ProMCS-2000 offers an affordable option for healthcare providers to quickly detect medical issues and provide
						treatment, help reduce hospital readmissions and gain access to specialists over the internet from anywhere in the world. The ProMCS-
						2000 is a single appliance-to-PC application that communicates via the internet and allows the physician to remotely control the pan/tilt/18
						to-1 zoom camera using operator friendly software. This device is outfitted with connectors for peripheral audio and video capture, such as
ADOL Med/ProMCS - 2000	N/A	$11,990	YR	1	$10,791	a video otoscope, wound camera and electronic stethoscope to provide the offsite physician with more accurate diagnosis and treatment
System						options.
						Available as wall-mount, table top stand, or optional mobile cart solution, the ProMCS-2000 easily adapts to a wide variety of healthcare
						environments.

ADOL Med/Rubbermaid	N/A	$4,000	YR	1	$3,520
Medical Cart

EXHIBIT A-3 PRICE LIST	AMERICAN DOCTORS ONLINE, LLC	ENTITY CODE 707379
Contract #: PP-IT-111	TELEHEALTH SOLUTIONS
Contract Effective: June 1, 2013 to April 30, 2016

						This unique ADOL MED video otoscope provides a direct viewing of the auditory canal and outer ear structure. A quick press on the power button will capture and hold an image on the screen. Simply press the power button and hold for 2 seconds to turn the device ON and OFF.
						The handle is ergonomically designed to fit the user's hand grip comfortably. The ALL-N1 is compact and light weight.
						Body size: 2.5" Width x 8" Height
						2.4" digital LCD display panel
						Weight: 218g including 2 batteries
						Image Freeze Function
						Battery power lasts 4 hours
						Includes a video-out port for viewing on external monitor
						Optional video-out to USB port for viewing and capture on a computer
						A compact 2.4" LCD monitor provides a crystal clear image for viewing the ear canal anatomy with vivid colors.
ADOL Med Video Otoscope	N/A	$850	YR	1	$765	This system comes complete with
						ALL N-1 Video Otoscope
						Carrying Case
						24 piece disposable specula
						Lens cleaning swabs
						Lens protective covers
						Video cable for external monitor
						Cat. #39-7460 - ALL-N1 Video Otoscope Complete
						Cat. #39-7466 - Disposable Specula Box/500, clear
						Cat. #39-7467 - Disposable Specula Box/250, black
						Cat. #39-7495 - Image Dongle with MedicalEDA Software

						ADOL MED ESCOPE Electronic Stethoscope, ADOL MED ESCOPE cable to end with 3.5 mm mono plug, cable either 6 or 12' in length,
						Where used:
						General medicine for heart, breath, bruit, bowel or Korotkoff sounds
						Amplifies approximately 30 times louder than normal acoustic stethoscope
						Major Features:
ADOL Med E-Scope	N/A	$385	YR	1	$347	Sound Quality. The E-Scope delivers unparalleled sound quality for heart, breath, bowel and Korotkoff sounds.
Stethoscope

						Sounds Output. The sounds output allows the user to connect to a PC or PDA for recording, (See STG for PDA and StethView for PC
						recording).
						Automatic shut-off. The E-Scope will automatically shut off after 1.5 to minutes. It can be re-started with the touch of a button. This
						conserves the battery. Upon restart, the E-Scope returns to its previous volume setting.

ADOL - PhoneDOCTORx	N/A	$5,150	YR	1	$4,996	Wireless, portable, and self-contained telemedicine cart : HD capabilities, HP Workstation, Compucaddy Cart, Microsoft LifeCam
Telemedicine Cart						Camera, Speakers Battery Operated, Power Resource Monitor, ADOL FUZEMED Video Conferencing Software - Patented Solution

EXHIBIT A-3 PRICE LIST						AMERICAN DOCTORS ONLINE, LLC	ENTITY CODE 707379
Contract #: PP-IT-111						TELEHEALTH SOLUTIONS
						Contract Effective: June 1, 2013 to April 30, 2016
							ADOL Home Health Companion provides a simple and easy connection to those who need to take care of their family-at-home. With

							simple two-steps request control, user can easily interact with family and friends. Through ADOL’s Home Health Companion, users can
							watch and listen to their precious and response immediately - No matter how far they are.
							ADOL has one of most senior-friendly designs on the home care market today. In an effort to better people’s life, we build up the
							connection of users and service providers; moreover, ADOL’s Home Health Companion can be set up to monitor multiple people in cases
							where there is more than one person in home. Features include, but are not limited to as the following:
							Personal Health Checks: For personal health record review/ wellness / fitness, ADOL Home Health Companion can connect to medical
							devices to ensure family member’s condition.
							• Wellness Kit
							• Blood Pressure Monitor
							• Weight Scale/Weight Management Application
							• Glucose Monitor
							• Heart Rate and Rhythm
							• Body Temperature
							• Disease Management
							• General Health Information Record / Management
ADOL HOME UNIT	N/A	$2,400	EA		1	$2,000	• Built-in Video Camera for Consultation
							• Built in Call Center Alert Button
							Living Assistance is to provide services to those who are likely to have limited mobility and at times require additional help. ADOL Home
							Health Companion offers the perfect combination of companionship, conformity and usefulness.
							• Medication Reminders
							• Nutrition Counseling
							• Shop Delivery
							• Meal Delivery
							• Transport
							• ADOL MySafetySitter
							• Laundry / House Cleaning
							• Beauty Salon
							• Travel Agent
							• Reservation Booking
							Many seniors live alone or sometimes travel for day. As part of the ADOL Home Health Companion, their homes can be remotely
							monitored for:
							• Gas Detection
							• Intrusion
Network Environmental Assess	N/A	$3,000	EA		1	$-	Free network assessment for PhoneDOCTORx Engagement
In-Service Training	N/A	$5,000	EA		1	$-	Full In-Service Training for all clinical staff members who will be interfacing with PhoneDOCTORx
	N/A		EA		1	$-	Marketing campaign includes a press release drafted by ADOL, website copy, and brochures to use by participating facilities for
Marketing Campaign		$2,500					PhoneDOCTORx

In-Service Training	N/A	$250	EA		1	$-	PhoneDOCTORx In-Service - will perform for free to all staff members who interface with PhoneDOCTORx
3in Telemedicine/Telehealth C	N/A	$125	HR	10		$118.75	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	25		$116.25	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	50		$112.50	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	100		$106.25	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	200		$100.00	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	10		$118.75	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	25		$116.25	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	50		$112.50	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	100		$106.25	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	200		$100.00	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	10		$118.75	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	25		$116.25	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	50		$112.50	3in Telemedicine/Telehealth Consulting Services

EXHIBIT A-3 PRICE LIST					AMERICAN DOCTORS ONLINE, LLC		ENTITY CODE 707379
Contract #: PP-IT-111					TELEHEALTH SOLUTIONS
					Contract Effective: June 1, 2013 to April 30, 2016

3in Telemedicine/Telehealth C	N/A	$125	HR	100	$106.25	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	200	$100.00	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	10	$118.75	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	25	$116.25	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	50	$112.50	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	100	$106.25	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	200	$100.00	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	10	$118.75	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	25	$116.25	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	50	$112.50	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	100	$106.25	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	200	$100.00	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	10	$118.75	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	25	$116.25	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	50	$112.50	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	100	$106.25	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	200	$100.00	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	10	$118.75	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	25	$116.25	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	50	$112.50	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	100	$106.25	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	200	$100.00	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	10	$118.75	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	25	$116.25	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	50	$112.50	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	100	$106.25	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	200	$100.00	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	10	$118.75	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	25	$116.25	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	50	$112.50	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	100	$106.25	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	200	$100.00	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	10	$118.75	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	25	$116.25	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	50	$112.50	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	100	$106.25	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	200	$100.00	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	10	$118.75	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	25	$116.25	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	50	$112.50	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	100	$106.25	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	200	$100.00	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	10	$118.75	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	25	$116.25	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	50	$112.50	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	100	$106.25	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	200	$100.00	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	10	$118.75	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	25	$116.25	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	50	$112.50	3in Telemedicine/Telehealth Consulting Services

EXHIBIT A-3 PRICE LIST					AMERICAN DOCTORS ONLINE, LLC	ENTITY CODE 707379
Contract #: PP-IT-111					TELEHEALTH SOLUTIONS
					Contract Effective: June 1, 2013 to April 30, 2016

3in Telemedicine/Telehealth C	N/A	$125	HR	100	$106.25	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	200	$100.00	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	10	$118.75	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	25	$116.25	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	50	$112.50	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	100	$106.25	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	200	$100.00	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	10	$118.75	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	25	$116.25	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	50	$112.50	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	100	$106.25	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	200	$100.00	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	10	$118.75	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	25	$116.25	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	50	$112.50	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	100	$106.25	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	200	$100.00	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	10	$118.75	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	25	$116.25	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	50	$112.50	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	100	$106.25	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	200	$100.00	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	10	$118.75	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	25	$116.25	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	50	$112.50	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	100	$106.25	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	200	$100.00	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	10	$118.75	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	25	$116.25	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	50	$112.50	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	100	$106.25	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	200	$100.00	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	10	$118.75	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	25	$116.25	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	50	$112.50	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	100	$106.25	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	200	$100.00	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	10	$118.75	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	25	$116.25	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	50	$112.50	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	100	$106.25	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	200	$100.00	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	10	$118.75	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	25	$116.25	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	50	$112.50	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	100	$106.25	3in Telemedicine/Telehealth Consulting Services
3in Telemedicine/Telehealth C	N/A	$125	HR	200	$100.00	3in Telemedicine/Telehealth Consulting Services
ADOL FUZEMED Video Conf	N/A	$180	YR	1-100 Inst	$162.00	Installation Amt Based - Each specific offering/installation of ADOL FUZEMED will a set amt of users
ADOL FUZEMED Video Conf	N/A	$180	YR	100-500 I	$157.50	Installation Amt Based - Each specific offering/installation of ADOL FUZEMED will a set amt of users
ADOL FUZEMED Video Conf	N/A	$180	YR	500-1000	$153.00	Installation Amt Based - Each specific offering/installation of ADOL FUZEMED will a set amt of users

EXHIBIT A-3 PRICE LIST					AMERICAN DOCTORS ONLINE, LLC	ENTITY CODE 707379
Contract #: PP-IT-111					TELEHEALTH SOLUTIONS
					Contract Effective: June 1, 2013 to April 30, 2016

ADOL FUZEMED Video Conf	N/A	$180	YR	1000+ Ins	$144.00	Installation Amt Based - Each specific offering/installation of ADOL FUZEMED will a set amt of users
ADOL FUZEMED Video Conf	N/A	$588	YR	1-100 Inst	$529.20	Installation Amt Based - Each specific offering/installation of ADOL FUZEMED will a set amt of users
ADOL FUZEMED Video Conf	N/A	$588	YR	100-500 I	$514.50	Installation Amt Based - Each specific offering/installation of ADOL FUZEMED will a set amt of users
ADOL FUZEMED Video Conf	N/A	$588	YR	500-1000	$499.80	Installation Amt Based - Each specific offering/installation of ADOL FUZEMED will a set amt of users
ADOL FUZEMED Video Conf	N/A	$588	YR	1000+ Ins	$470.40	Installation Amt Based - Each specific offering/installation of ADOL FUZEMED will a set amt of users
ADOL FUZEMED Video Conf	N/A	$828	YR	1-100 Inst	$745.20	Installation Amt Based - Each specific offering/installation of ADOL FUZEMED will a set amt of users
ADOL FUZEMED Video Conf	N/A	$828	YR	100-500 I	$724.50	Installation Amt Based - Each specific offering/installation of ADOL FUZEMED will a set amt of users
ADOL FUZEMED Video Conf	N/A	$828	YR	500-1000	$703.80	Installation Amt Based - Each specific offering/installation of ADOL FUZEMED will a set amt of users
ADOL FUZEMED Video Conf	N/A	$828	YR	1000+ Ins	$662.40	Installation Amt Based - Each specific offering/installation of ADOL FUZEMED will a set amt of users
ADOL FUZEMED Video Conf	N/A	$6,000	YR	1-100 Inst	$5,400.00	Installation Amt Based - Each specific offering/installation of ADOL FUZEMED will a set amt of users
ADOL FUZEMED Video Conf	N/A	$6,000	YR	100-500 I	$5,250.00	Installation Amt Based - Each specific offering/installation of ADOL FUZEMED will a set amt of users
ADOL FUZEMED Video Conf	N/A	$6,000	YR	500-1000	$5,100.00	Installation Amt Based - Each specific offering/installation of ADOL FUZEMED will a set amt of users
ADOL FUZEMED Video Conf	N/A	$6,000	YR	1000+ Ins	$4,800.00	Installation Amt Based - Each specific offering/installation of ADOL FUZEMED will a set amt of users
ADOL Med Otoscope	N/A	$850	EA	10-25	$637.50	Discount Applied to Purchase of ADOL MED Otoscope
ADOL Med Otoscope	N/A	$850	EA	25-50	$595.00	Discount Applied to Purchase of ADOL MED Otoscope
ADOL Med Otoscope	N/A	$850	EA	50+	$552.50	Discount Applied to Purchase of ADOL MED Otoscope
ADOL - PhoneDOCTORx Tele	N/A	$5,000	EA	1-10	$4,750.00	Discount Applied to Purchase of ADOL - PhoneDOCTORx Telemedicine Cart - Cart only discount - not for PhoneDOCTORx services
ADOL - PhoneDOCTORx Tele	N/A	$5,000	EA	10-50	$4,500.00	Discount Applied to Purchase of ADOL - PhoneDOCTORx Telemedicine Cart - Cart only discount - not for PhoneDOCTORx service
ADOL - PhoneDOCTORx Tele	N/A	$5,000	EA	50-100	$4,250.00	Discount Applied to Purchase of ADOL - PhoneDOCTORx Telemedicine Cart - Cart only discount - not for PhoneDOCTORx service
ADOL - PhoneDOCTORx Tele	N/A	$5,000	EA	100-500	$4,000.00	Discount Applied to Purchase of ADOL - PhoneDOCTORx Telemedicine Cart - Cart only discount - not for PhoneDOCTORx service
ADOL - PhoneDOCTORx Tele	N/A	$5,000	EA	500+	$3,500.00	Discount Applied to Purchase of ADOL - PhoneDOCTORx Telemedicine Cart - Cart only discount - not for PhoneDOCTORx service
ADOL Med E-Scope Stethosco	N/A	$385	EA	10-25	$288.75	Discount Applied to Purchase of ADOL MED E-Scope Stethoscope
ADOL Med E-Scope Stethosco	N/A	$385	EA	25-50	$269.50	Discount Applied to Purchase of ADOL MED E-Scope Stethoscope
ADOL Med E-Scope Stethosco	N/A	$385	EA	50+	$250.25	Discount Applied to Purchase of ADOL MED E-Scope Stethoscope
	N/A				$9,000.00	Web based HIPAA compliant virtual office medical clinic that increases access to primary care physicians and specialists by allowing
ADOL - AccessMyDoc		$10,000	EA	10-25		patients to receive medical care for non-life threatening illness in real-time from their home, worksite or the emergency room.
	N/A				$8,000.00	Web based HIPAA compliant virtual office medical clinic that increases access to primary care physicians and specialists by allowing
ADOL - AccessMyDoc		$10,000	EA	25-50		patients to receive medical care for non-life threatening illness in real-time from their home, worksite or the emergency room.
	N/A				$7,500.00	Web based HIPAA compliant virtual office medical clinic that increases access to primary care physicians and specialists by allowing
ADOL - AccessMyDoc		$10,000	EA	50+		patients to receive medical care for non-life threatening illness in real-time from their home, worksite or the emergency room.
	N/A				$7,000.00	Web based HIPAA compliant virtual office medical clinic that increases access to primary care physicians and specialists by allowing
ADOL - AccessMyDoc		$10,000	EA	100+		patients to receive medical care for non-life threatening illness in real-time from their home, worksite or the emergency room.
ADOL - AccessMyDoc - Psych	N/A	$135	EA	1	$132.30	Online Psych Call/Encounter via Video
ADOL - AccessMyDoc - Psych	N/A	$135	EA	5	$129.60	Online Psych Call/Encounter via Video
ADOL - AccessMyDoc - Psych	N/A	$135	EA	10	$126.90	Online Psych Call/Encounter via Video
ADOL - AccessMyDoc - Psych	N/A	$135	EA	20	$124.20	Online Psych Call/Encounter via Video

EXHIBIT B

MEMBERSHIP ROSTER ACCESS INSTRUCTIONS

LICENSOR:	American Doctors Online, LLC
CONTRACT NUMBER:	PP-IT-111
PRODUCT CATEGORY:	Telehealth Solutions

In order to access the Membership Roster, Licensor must register for and receive approval to use Purchasing Partners' Supplier Web Site. The following instructions apply:

I. Registration on Premier Web Site

Instructions:

1.	Go to http://www.premierinc.com

2.	Locate and select Register button

3.	Read and accept the Terms of use

4.	A registration screen will appear

5.	Complete all required fields on the registration screen and click the Submit button

The registration process requires Licensor to designate an individual to serve as a Membership Administrator who shall administer and monitor the terms of the Agreement related to the Membership Roster (see Article 3.0 of the Agreement) and reporting of information related to purchases (see Article 9.0 of the Agreement). The name of the Membership Administrator shall be provided to Purchasing Partners as of the Effective Date and Licensor shall notify Purchasing Partners as to any change in the Membership Administrator.

Immediately following step 5 above, a confirmation page should appear on-screen. All registration remains subject to approval and verification by Purchasing Partners. Purchasing Partners shall notify Licensor by e-mail or otherwise, when registration has been approved.

Following a successful registration, Licensor shall access the Membership Roster by completing the following steps:

II. Instructions to Accessing Membership Roster on the Premier Web Site

Instructions:

1.	Go to http://www.premierinc.com

2.	Click About Premier in the global navigation

3.	Click the Contracted suppliers link located in the body of the screen

4.	Enter your user ID and password

5.	Click the Rosters link from the menu

6.	Click and open the file named Rosters FAQ document for more details on how to use and access rosters

EXHIBIT B-1

DUAL MEMBERSHIP NOTICE REPORTING INSTRUCTIONS

LICENSOR:	American Doctors Online, LLC
CONTRACT NUMBER:	PP-IT-111
PRODUCT CATEGORY:	Telehealth Solutions

Dual Membership Notice Submission

Instructions:

1.	Identify your customers who are Participating Members and who are purchasing Products through a group purchasing organization other than Purchasing Partners.

2.	Dual Membership Notices must contain, at a minimum, the name of the Participating Member and such member’s Premier Entity Code number.

3.	Dual Membership Notices shall be submitted to rosters@premierinc.com within thirty (30) days of the end of each calendar quarter.

EXHIBIT C

AUTHORIZED RESELLERS

LICENSOR:	American Doctors Online, LLC
CONTRACT NUMBER:	PP-IT-111
PRODUCT CATEGORY:	Telehealth Solutions

[INTENTIONALLY OMITTED]

EXHIBIT D

REPORTING FORMATS ACCESS INSTRUCTIONS

LICENSOR:	American Doctors Online, LLC
CONTRACT NUMBER:	PP-IT-111
PRODUCT CATEGORY:	Telehealth Solutions

The required reporting formats as referenced in Article 9.0 are documented in Premier’s Electronic Reporting Format (PERF) guide. The PERF guide is available on Premier’s website, PremierInc.com. Please follow the instructions below for access.

1.	Go to http://www.premierinc.com
2.	Click About Premier in the global navigation
3.	Click the Non-registered suppliers without login ID/password link
4.	Click Related links on the left side of the screen
5.	Click the Premier’s electronic reporting format guide in the body of the screen

6.	Read the brief article and select Premier’s Electronic Reporting Format Guide (.pdf) link

The file is viewable or printable.

To get started, please read the Testing Process on page 4. When ready to start the testing process or to get answers to questions you may have, please contact the person listed on the cover page of the PERF Guide or any of the contacts listed on page 5.

EXHIBIT E

PAYMENT INSTRUCTIONS

LICENSOR:	American Doctors Online, LLC
CONTRACT NUMBER:	PP-IT-111
PRODUCT CATEGORY:	Telehealth Solutions

All wires should be set up as follows:

Beneficiary: Premier Purchasing Partners, L.P.

Beneficiary Bank: Wells Fargo Bank

Commercial Banking Office

301 South Tryon Street, T28

Charlotte, NC 28288

Beneficiary Account: #4159-258128

Bank ABA: 121000248

Memo Line: Include contract number(s) and period covered

Checks should be made payable to “Premier Purchasing Partners L.P.” and sent to the following address:

Premier Purchasing Partners, LP

PO Box 847650

Los Angeles, CA 90084-7650

Note: please include on Memo Line the contract number(s) and period covered Mail FedEx Overnight to our lockbox location at the following address:

Premier Purchasing Partners, L.P. c/o Wells Fargo Lockbox 7650 3440 Flair Drive

El Monte, CA 91731

Note: please include on Memo Line the contract number(s) and period covered

EXHIBIT F

MINORITY, WOMAN-OWNED AND SMALL BUSINESSES POLICY

LICENSOR:	American Doctors Online, LLC
CONTRACT NUMBER:	PP-IT-111
PRODUCT CATEGORY:	Telehealth Solutions

Purchasing Partners desires to promote an environment that facilitates equal opportunity and access by qualified diversity suppliers, (i.e., small, minority, and woman-owned businesses) desiring to provide quality goods and services to Participating Members. Purchasing Partners is committed to encouraging such access through its procurement efforts. Purchasing Partners believes that implementing this policy is good business practice consistent with its mission and that of its members. Furthermore, Purchasing Partners and its affiliates recognize and are sensitive to the high level of importance that Premier members place on the development of minority, woman-owned and small businesses in their local communities.

The Sourcing Education and Enrichment Program for Diverse and Small Business Enterprises, hereinafter, referred to as “SEEDS” is rooted in Purchasing Partners’ guiding principles and business strategy. The SEEDS program will include the following attributes:

•	Educational awareness for SEEDS participants and eligible suppliers specific to doing business within the healthcare business sector.

•	Supplier responsibilities as a Purchasing Partners contracted supplier.

•	Business Development tools to facilitate a successful business relationship with the healthcare sector.

Purchasing Partners will make every effort to offer a diverse supplier portfolio that meets or exceeds its’ members’ supplier diversity policies. In the event that Purchasing Partners’ supplier diversity portfolio does not meet particular members’ needs, Purchasing Partners’ policy will be to recommend to the Group Purchasing Policy Committee (the “Committee”) that it grant compliance exemption requests from affected members to the extent necessary to enable such members to comply with applicable federal, state, local or self- imposed supplier diversity policies. Any such exemption request is subject to the Committee’s normal approval process.

Purchasing Partners’ contracted suppliers are encouraged to spend a minimum of three percent (3%) of their annual production and raw material costs with minority-owned businesses and a minimum of two percent (2%) of such costs with women-owned businesses. Licensor acknowledges that, subject to Purchasing Partners’ compliance with its existing contractual obligations, Purchasing Partners may enter into group purchasing agreements with any diverse suppliers and that one of the main factors underlying Purchasing Partners’ decision to enter into such agreements could be contracted suppliers’ inability or unwillingness to comply with such supplier diversity expenditure targets. Licensor shall consider working with any diversity supplier reasonably recommended by Purchasing Partners to assist Licensor and Participating Members in complying with the objectives described in this policy.

Licensor shall provide a bi -annual report, documenting its expenditures with respect to diverse suppliers. Reporting is to commence within six months of the Effective Date and shall comply with the reporting dates and format set forth in the Premier Business Partner’s website, located under Industry Initiatives and is labeled Supplier Diversity 2nd Tier Report. Only reported purchases from minority and women-owned businesses that are certified by a valid national, state or local certification agency shall qualify for consideration under this policy. Each reported small business entity must provide a certification certificate from the Small Business Administration.

EXHIBIT F

MINORITY, WOMAN-OWNED AND SMALL BUSINESSES POLICY

LICENSOR:	American Doctors Online, LLC
CONTRACT NUMBER:	PP-IT-111
PRODUCT CATEGORY:	Telehealth Solutions

Suggested certifying agencies are:

○	National Minority Suppliers Development Council ( www.nmsdcus.org)

○	Women’s Business Enterprise National Council ( www.wbenc.com)
○	Small Business Administration ( www.sba.gov)

Supplier Diversity Plan: Licensor’s diversity plan and compliance with this policy will be discussed during Licensor’s periodic business reviews with Purchasing Partners.